NON-RECOURSE PROMISSORY NOTE

$2,151,145.48                                           Chicago, Illinois

                                                        March 4, 1998

FOR VALUE RECEIVED, the undersigned Maker, promises to pay to the order of Heller Financial, Inc. at its office at 500 West Monroe Street, Chicago, Illinois 60661 or at such other place as the holder may appoint, the principal sum of Two Million One Hundred Fifty One Thousand, One Hundred Forty Five and 48/10 Dollars ($2,151,145.48) together with interest on the principal balance remaining from time to time unpaid payable in Thirty-six (36) consecutive monthly installments, each in the amount of Sixty-seven thousand six hundred ninety-six Dollars ($67,696.00), with the first such installment due on April 1, 1998, continuing on the same date of each month thereafter until paid in full.

Interest, prior to maturity, at the rate of Eight and Thirty-two One Hundredths percent (8.32%) per annum on the basis of a year consisting of 360 days, is included in the foregoing installments. If any installment due hereunder shall not be paid within ten (10) days after such installment is due, Maker shall pay to holder hereof (i) a "late charge" of five percent (5%) of such delinquent amount to defray the cost of collection, plus (ii) interest after maturity whether by acceleration or otherwise, at the rate of one and one-half percent (1.5%) per month (or the maximum amount permitted by law, whichever is less) plus reasonable attorneys' fees if placed with an attorney for collection. Demand, presentment for payment, protest, notice of non-payment or protest, is hereby waived by Maker.

If this Note is not dated when executed by the Maker, the holder is hereby authorized, without notice to the Maker, to date this Note as of the date when the loan evidenced hereby is made. Maker furthermore hereby authorizes holder to insert the date of the first installment due hereunder. Holder's books and records shall be dispositive of the date disbursement is made hereunder.

This Note is secured by and entitled to the benefits of both (i) for collateral identification purposes the original copy of the Lease (including, without limitation, the Equipment described thereon and the Proceeds thereof) and (ii) the Security Agreement (Chattel Mortgage and Assignment of Lease) dated as of the 4th day of March, 1998, and to which reference is made for a statement of the nature and extent of the protection and security afforded, the rights of the payee or holder hereof, and the rights and obligations of the undersigned, including payment. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Security Agreement.

If a default shall occur under the Security Agreement or any Lease, this Note may become or be declared due in the manner and with the effect provided for herein and in the Security Agreement. Furthermore, except for any breach of the warranties, representations and covenants contained in that certain Security Agreement executed by the undersigned Maker to Heller Financial, Inc., the undersigned Maker shall have no liability for the payment of the principal of, or interest on, this Note, and any judgment obtained against the undersigned Maker (except for a breach of warranty, representation or covenant or a breach of any other obligation by the undersigned Maker under the Security Agreement) may be enforced only against the Lessee, the related Lease(s), and the Equipment described therein, that are the subject of the aforesaid Security Agreement. Nothing herein shall be deemed to constitute, intended to be, or construed as, a release or impairment of the indebtedness evidenced by this Note or of the assignment(s) and security interest(s) created by the Security Agreement.

Maker may prepay the indebtedness evidenced hereby only as provided in said Security Agreement.

All remedies conferred upon the holder of this Note or the Security Agreement shall be cumulative and not exclusive, and such remedies may be exercised concurrently or consecutively at the holder's option. The validity, interpretation, enforcement and effect of this Note shall be governed by the laws of the State of Illinois.

THIS NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF ILLINOIS. MAKER DOES HEEREBY SUBMIT, AT HOLDER'S ELECTION, TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURTS (FEDERAL, STATE OR LOCAL) HAVING A SITUS WITHIN THE COUNTY OF COOK AND THE STATE OF ILLINOIS WITH RESPECT TO ANY DISPUTE, CLAIM, OR SUIT WHETHER DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE, OR ANY OF MAKER'S OBLIGATIONS OR INDEBTEDNESS HEREUNDER. MAKER EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF MAKER, WHICH SERVICE
SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF. MAKER HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT THE COUNTY OF COOK, STATE OF ILLINOIS IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE AS WELL AS ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. THE EXCLUSIVE CHOICE OF FORUM SET FORTH HEREIN SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY HOLDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION BY HOLDER TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION.

WAIVER OF JURY TRIAL. MAKER AND HOLDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE. MAKER AND HOLDER ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF HOLDER. THIS WAIVER IS INTENDED TO BE EFFECTIVE WITH RESPECT TO ALL DISPUTES WHICH ARISE OUT OF THIS NOTE OR PERTAIN TO THE TRANSACTIONS CONTEMPLATED HEREBY. MAKER AND HOLDER EACH ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH ALREADY HAS RELIED ON SUCH WAIVER IN ENTERING INTO THIS NOTE AND THAT EACH WILL CONTINUE TO RELY ON SUCH WAIVER IN THEIR RELATED FUTURE DEALINGS. MAKER AND HOLDER FURTHER WARRANT AND REPRESENT THAT EACH KNOWINGLY AND VOLUNTARILY HAS WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, AND MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SUCH WAIVER SET FORTH HEREIN SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be duly executed on the date first above written.

ATTEST:                               VARILEASE CORPORATION, Maker

/s/ Marjorie A. Biglin                /s/ Gary F. Miller
-----------------------------         ----------------------------
Marjorie A. Biglin                    Gary F. Miller
Assistant Secretary                   Senior Vice President

                      EXHIBIT A TO THE TRASNFEREE AGREEMENT

                               SECURITY AGREEMENT
                   (CHATTEL MORTGAGE AND ASSIGNMENT OF LEASE)

Security Agreement dated March 4, 1998, between VARILEASE CORPORATION, a Michigan corporation ("Debtor"), having its principal place of business at 28525 Orchard Lake Road, Farmington Hills, MI 48334 and HELLER FINANCIAL, INC., a Delaware corporation ("Secured Party"), having its principal place of business at 500 West Monroe Street, Chicago, Illinois 60661.

                                   WITNESSETH:

WHEREAS, Debtor is indebted to Secured Party pursuant to a promissory note dated March 4, 1998, and any other promissory note made by Debtor ("Note"), and in order to secure the payment of principal and interest on the Note, Debtor has agreed to grant Secured Party a security interest in certain equipment and assign its interest as lessor in Rental Schedule(s) No. 01 incorporating that certain Master Lease dated February 10, 1998, ("Lease") by and between Debtor and Oxford Health Plans, Inc. ("Lessee");

Now, Therefore, for valuable consideration, the parties hereto agree as follows:

1. SECURITY INTEREST IN EQUIPMENT. In order to induce Secured Party to make loans to Debtor pursuant to the Note and in order to secure the payment of principal and interest on the Note and rent and other sums due and to become due under the Lease and any other indebtedness of every kind now or hereafter owing from Debtor to Secured Party, created, incurred or arising directly or indirectly out of the Note, the Lease, the Assignment and Security Agreement or hereunder, whether direct or indirect, primary or secondary, fixed or contingent, liquidated or unliquidated (hereafter referred to as the "Indebtedness") and the performance and observance of all other obligations of the Debtor contained herein and in the Lease, Debtor hereby grants to Secured Party a security interest in all machinery, equipment and other personal property and fixtures, together with all attachments, accessories and replacements thereto and therefor (hereafter referred to as the "Equipment") and all proceeds of the Equipment now or hereafter acquired by Debtor for lease to Lessee under the Lease (to which Lease reference is hereby made for a more specific description of the Equipment), subject, however, to the rights of the Lessee under the Lease.

2. ASSIGNMENT OF LEASE. In order to further induce Secured party to make loans to Debtor pursuant to the Note, and in order to further secure the payment of the Indebtedness and the performance and observation of all other obligations of the Debtor contained herein and in the Lease, Debtor hereby assigns, conveys, transfers and sets over to Secured Party all right, title and interest now held or hereafter acquired by the Debtor in and to the Equipment, the Lease and all instruments and documents related thereto (all such instruments and documents, whenever arising being hereafter called "Related Documents") and all proceeds of the Lease, the Equipment and the Related Documents. The assignment of the Lease to Secured Party by Debtor pursuant to this Security Agreement is being made for collateral purposes only and Debtor shall be deemed the owner of the Equipment for all purposes. The Equipment, the Lease and Related Documents; Debtor's right, title and interest thereto; all books and records relating to the foregoing, and all proceeds (including insurance proceeds) pertaining thereto shall hereinafter collectively be referred to as the "Collateral."

3. REPRESENTATIONS AND WARRANTIES OF DEBTOR. Debtor hereby represents and warrants to Secured Party, as of the date any Indebtedness is incurred, and covenants thereafter, that:

         (a) except for the security interest granted hereby (and the Lease to which each item of Equipment is subject), Debtor is and will remain the owner of, and has good title to, the Collateral, free and clear of all liens, encumbrances, security interests and adverse claims, and Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein;

         (b) (i) Debtor is legally organized and validly existing, in good standing under the laws of its state of organization and is duly qualified to do business and in good standing under the laws of each jurisdiction where the nature of its business or the character of its properties makes it necessary for it to so qualify to do business; (ii) Debtor has full power and authority to execute and deliver this Agreement, together with all Notes, Lease(s), agreements and instruments evidencing Indebtedness, and to perform its obligations thereunder; (iii) Debtor has full power and authority to own its properties and carry on its business as now being conducted; and (iv) this Agreement, each Note, and all other documents evidencing any of the Indebtedness have been duly authorized, executed and delivered by Debtor and constitute the valid, legal and binding Indebtedness of Debtor, enforceable in accordance with their terms, and performance of same by Debtor will not violate the terms of its Articles of Incorporation, by-laws or any agreement, indenture, order or decree by which Debtor is bound, nor cause default under any thereof;

         (c) Secured Party has and will retain, so long as any Indebtedness are outstanding, a first, prior and perfected security interest in the Collateral; and

Debtor hereby further represents and warrants with respect to the Equipment, as of the date any Indebtedness is incurred and covenants thereafter, so long as any Indebtedness are outstanding, that;

         (d) except for such financing statements as may have been heretofore filed by Debtor as Secured Party and lessor under the Lease, no financing statement covering the Leases and any Equipment or any Proceeds thereof is on file in any public office and Debtor will execute such Uniform Commercial Code financing statements (including fixture filings, and filings made by Debtor against the Lessee, describing the Lease and the Equipment, which filings shall have been assigned to Secured Party by Debtor), in any case covering the Collateral or a portion thereof as Secured Party may desire;

         (e) Debtor will not sell the Equipment or otherwise transfer any interest therein (except pursuant to the Lease) without written consent of Secured Party, which consent shall not be unreasonably withheld; and

Debtor hereby further expressly represents and warrants with respect to the Lease as of the date any Indebtedness is incurred and covenants thereafter, so long as any Indebtedness are outstanding, that:

         (f) all of the documents comprising the Lease are as respectively described in Exhibit "A" herein, and the Lease and all documents or instruments related thereto arise out of a bona fide lease of the Equipment described, to the Lessee;

         (g) prior to the execution of the Lease, the Lessee had no interest, directly or indirectly, in the Equipment, or the Lessee has conveyed any such interest or good title to the Equipment to Debtor;

         (h) all rental and other payments under the Lease are to be made by the Lessee in cash or cash equivalent in accordance with the terms of the Lease;

         (i) Except in accordance with the cure provisions of Section 6 hereof, Debtor has not and will not give or loan to any Lessee, directly or indirectly, any unpaid rent;

         (j) the Lessee has not received, nor will the Lessee receive, from or through Debtor, directly or indirectly, any part of the consideration received by Debtor hereunder from Secured Party;

         (k) Debtor shall have delivered the Original counterpart of the Lease to Secured Party, and the counterparts in Debtor's and Lessee's possession are marked to indicate that they are duplicate counterparts and that the rental payments thereunder have been assigned to Secured Party. Debtor will retain physical possession and control of the original Master Lease in trust for the benefit of Secured Party, subject to the following:

                  (i)  Debtor  will  not  sell,  assign,  pledge,   encumber  or
                  hypothecate   the  original  Master  Lease,  or  any  interest
                  therein, without the prior written consent of Secured Party;

                  (ii)  Debtor  will  not  surrender,   deliver,  or  part  with
                  possession of the original Master Leases to any other party without the prior written consent of Secured Party;

                  (iii) Debtor will store and safeguard the original Master Lease and will use its best efforts, at all times, to protect the original Master Lease from fire, theft, water, and smoke damage, mutilation, alteration, and destruction;

                  (iv) Debtor may from time to time enter into additional schedules to the Master Lease with Lessee without the prior consent of Secured Party;

                  (v) Debtor may sell, assign, pledge or hypothecate Rental Schedules other than the Schedule(s) assigned hereunder, or the stream of rental payments therefrom, to parties other than Secured Party. The interest, if any, that such other parties may have in the Master Lease will be in pari passu with the interests of Secured Party in the Master Lease, and Debtor will advise all such other parties of the interest of Secured Party in the Master Lease. Secured Party's interest in each Rental Schedule assigned hereunder shall be and remain superior in right to that of Debtor and to all other parties interested in the original Master Lease;

                  (vi) Debtor will represent and surrender and deliver to Secured Party, upon demand by Secured Party, the original Master Lease in the event of default by Lessee under the Lease and, furthermore, will advise Secured Party prior to the surrender and delivery of the original Master Lease to any other party in the event of a default by a Lessee on any rental schedule held by any other party;

         (l) upon due inquiry, Debtor knows of no default under the Lease, nor of anything which would impair the value of the Lease, and Debtor will not by any act or omission on its part cause any impairment of the value or validity of the Lease, and will, promptly upon learning thereof, give notice to Secured Party of the occurrence of any default under the Lease;

         (m) Debtor will not make any modifications to the Lease without the prior written consent of Secured Party, which consent shall not be unreasonably withheld; provided, that, as to any such modification which results in a reduction of rental payments under the Lease, or a prepayment of rental payments under the Lease, or in any other way causes the present value of the Lease to Secured Party to be lessened, it shall be a condition to the effectiveness of any such consent given by Secured Party that Debtor shall promptly pay to Secured Party the amount which Secured Party reasonably determines to be the amount of said decreased value to Secured Party, as a partial prepayment of the outstanding principal portion of the Indebtedness under the relevant Note, together with any accrued late charges and interest thereon;

         (n) the Lease constitutes the entire agreement of the parties thereto and neither party shall be bound except in accordance therewith;

         (o) the Lease constitutes the valid contract of Debtor and Lessee, enforceable against the Lessee in accordance with its terms, and each party thereto has executed the Lease with full power, authority and capacity to contract;

         (p) Debtor has performed, and so long as any Indebtedness remain unperformed, Debtor will at all times continue to perform, its duties and Indebtedness as lessor under the Lease;

         (q) the obligation of Lessee to pay rent under the Lease is not, nor is claimed to be, and will not be, nor will be claimed to be, subject to any claims, defenses or rights of counterclaim or setoff against Debtor or its assignee; and

         (r) To the extent that the manufacturer of the Equipment has not been paid for the Equipment, Debtor shall use the proceeds of the Note to pay the manufacturer the applicable purchase price. If manufacturer has been so paid, then the proceeds of the Note shall be used by Debtor to reimburse it for payment of the applicable purchase price.

4. BREACH OF WARRANTIES. Notwithstanding anything contained herein to the contrary, Secured Party shall have full recourse against Debtor for any material breach of Debtor's representations and warranties contained in Section 3 hereof, for any material breach of Debtor's covenants, as applicable, as more fully set forth in Section 4 hereof, or for any damages suffered by Secured Party as a result of any fraudulent conduct by Debtor not otherwise covered herein. Upon such breach, Secured Party may, without notice or demand, declare the entire unpaid balance of the Indebtedness to be immediately due and payable and exercise its rights and remedies, to wit: (a) demand and receive from Debtor all sums due and payable under the Note or hereunder, including all out-of-pocket attorney's fees actually incurred by Secured Party; and (b) exercise any other rights and remedies available to Secured Party under the Lease, or this Security Agreement.

5. COVENANTS OF DEBTOR. Debtor further covenants and agrees with Secured Party as follows:

         (a) to keep the Equipment insured against all risks of the kinds customarily insured against by companies similarly situated for the full insurable value thereof, including, but not limited to, fire, theft, vandalism, windstorm, explosion and extended coverage on the Equipment, comprehensive general liability insurance in amounts reasonably acceptable to Secured Party for property damage, personal liability, bodily injury and medical, and to deliver evidence of such coverage or all such policies to the Secured Party, with such companies and in such amounts and by policies in such form as shall be satisfactory to the Secured Party, which insurance policies shall, by endorsement:

                  (i)      name Secured Party as the sole loss payee;

                  (ii) provide that the policies will not be invalidated as against Secured party because of any violation of a condition or warranty of the policy or application therefor by Debtor; and

                  (iii) provide that the policies may only be materially altered or cancelled by the insurer after thirty (30) days' prior written notice to Secured Party;

                  Debtor hereby appoints Secured Party attorney for Debtor to prove and adjust any losses and to endorse any loss drafts, and Debtor hereby assigns to Secured Party all sums which may become payable under such insurance, including returned premiums and dividends as additional security hereunder; and Debtor shall give immediate written notice to Secured Party and to the insurers of any loss or damage to the Equipment and shall promptly file proofs of loss with such insurers;

         (b) to pay, as and when the same becomes due, all taxes, assessments, license fees, registration fees, and governmental charges, local, state or federal (including any interest and/or penalties thereon) of any and every nature, special or otherwise, levied or assessed upon the Equipment or any portion thereof, or upon the use or operation thereof, or upon or in respect of Indebtedness or this Security Agreement, and to file or cause to be filed with the appropriate authorities all returns and/or reports incident thereto;

         (c) not to sell, lease, transfer, encumber, grant security interests in or otherwise dispose of the Equipment or any part hereof or any interest therein, or attempt so to do, or suffer or permit any lien of any kind to attach to any of the Equipment except in favor of the Secured Party;

         (d) not to remove or suffer or permit to be removed, any of the Equipment from the locations specified in the Lease, or make any modifications thereto without the prior written consent of the Secured Party;

         (e) at its sole expense, to (i) keep the Equipment in good and safe operating order, repair and condition, and maintain and use same in a safe and proper manner, in accordance with the requirements of any federal, state, county, municipal, regulatory or other authority, having jurisdiction thereof, (ii) pay for all fuel, service, inspections, overhauls, replacements, substitutions, materials and labor necessary or desirable for the proper use, repair, operation and maintenance of the Equipment, and (iii) maintain in force and effect all licenses and other approvals required in connection with the conduct of its existing business;

         (f) in case of any failure of the Debtor to keep the Equipment insured and in good repair and operating condition, or to keep the same free from liens, security interests, encumbrances or adverse claims, or to pay taxes on or in respect thereof, as herein covenanted, or to fully and punctually keep and perform any other covenant hereof, then in any such case, Secured Party may (but shall not be required so to do) pay or perform such obligation for Debtor; Debtor covenants to reimburse Secured Party promptly for all sums paid or advanced for any such purpose, and any other sums disbursed by Secured Party to protect the Equipment or the lien and security interest of this Security Agreement, together with all costs, expenses and attorneys' fees paid or incurred by Secured Party, all with interest from the date of advancement until repaid to Secured Party at the rate of one and one-half percent (1.5%) per month (or the maximum per annum rate of interest permitted by law, whichever is less);

         (g) to pay all filing, recording, search and other expenses incurred by the Secured Party with respect to the perfection of its security interest in the Equipment and confirming the priority thereof;

         (h) to execute and deliver such further documents (including Uniform Commercial Code financing statements) and do such further acts and things as Secured Party may reasonably request in order to fully effect the purposes of this Security Agreement and Secured Party's rights in the Equipment; and

         (i) to preserve and protect the Equipment as personal property, regardless of the manner or degree of its attachment to realty.

It is expressly understood that some of the undertakings contained in the foregoing paragraph may have been assumed by the Lessee under the Lease, and therefore performance by the Lessee of such undertakings shall be deemed to be performance by Debtor. It is further expressly understood that, with respect to the undertakings assumed by Lessee under the Lease, Secured Party shall have no recourse to Debtor for the failure of either Debtor or Lessee to perform such undertakings except as otherwise provided herein.

6.  TAX  ADMINISTRATION.  Any  and all  sales,  use,  property  or  other  taxes applicable to or arising out of each Lease, the Equipment or the proceeds thereof (sometimes collectively referred to as "Taxes"), are current and have been paid by Debtor or the party obligated to make such payment as of the date of this Agreement. Pursuant to the Leases, Debtor or Lessees will file all property tax returns and pay the property taxes levied or assessed on the Equipment. Debtor will bill the Lessees for all sales and use tax that is due and payable during the terms of the Leases, and direct the Lessees to remit such taxes to Secured Party. Secured Party agrees to remit any sales and use taxes it receives from the Lessees to the appropriate taxing jurisdiction. Notwithstanding the above, in the event Debtor or a Lessee shall fail to remit the necessary property taxes to the taxing jurisdiction within the time prescribed, or Debtor shall fail to timely bill the Lessees for the correct amount of the sales and use tax due during the term of the Lease, Debtor shall remit the amount of such overdue Taxes to Secured Party in Lessee's name, within five (5) business days of written notification by Secured Party, and shall indemnify and hold harmless Secured Party for all such overdue and/or unpaid Taxes, and any fines, penalties and late charges related thereto.

7. DEFAULT. Subject to Debtor's right to cure as set forth in Section 7 of this Security Agreement, the occurrence of any of the following events shall be an event of default hereunder: (a) Debtor shall default in the payment of any principal or interest or any other payment obligation under the Note for more than ten (10) days after the due date, (b) Debtor shall default in the payment or performance of any other term or condition hereunder, or under the Note or Lease, and such default continues for more than ten (10) days after written notice is given to Debtor, (c) any representation or warranty made herein by the Debtor is false or misleading in any material respect at the time made, (d) dissolution, termination of existence, insolvency, appointment of a receiver of any part of the Property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Debtor, (e) loss, theft, or substantial damage to any of the Equipment, or (f) a default by Lessee under the Lease.

8. RIGHT TO CURE. In the event of any default on the part of Lessee under the Lease, Secured Party shall notify Debtor in writing of such default, and Debtor may, within ten (10) days after receiving notice of such default, at Debtor's option: (a) cure the default on behalf of the Lessee; or (b) assume and immediately perform the obligations of the Lessee under the Lease to Secured Party. In the event Debtor does not exercise either such option, Debtor will, at the request of Secured Party, (i) cooperate with Secured Party in exercising Secured Party's rights under the Lease, (ii) if Secured Party takes possession of any Equipment, properly store such Equipment on Secured Party's behalf, and
(iii) assist in Secured Party's search for a satisfactory purchaser or lessee of such Equipment.

9. REMEDIES OF SECURED PARTY. Upon the breach of any warranty made by Debtor hereunder or upon the occurrence of an event of default hereunder which has not been timely cured as provided in Section 7 of this Security Agreement, Secured Party may, without notice or demand declare all liabilities secured hereby immediately due and payable, and Secured Party shall have the rights and remedies of a Secured Party under the Uniform Commercial Code and all other remedies to which Secured Party is entitled by law or equity. Subject to the then existing rights of Lessee, if any, under the Lease, Secured Party or its representative may enter upon the premises where the Equipment may be and remove same or maintain possession on such premises pending disposition thereof, all without charge to or liability on the part of Secured Party, or, upon request of Secured Party, Debtor agrees, at its expense to assemble the Equipment and to deliver same to Secured Party at a place designated by Secured Party. Debtor's obligation to assemble and deliver the Equipment is of the essence of this Security Agreement and accordingly, upon application to a court of equity having jurisdiction, Secured Party shall be entitled to a decree requiring specific performance by Debtor of said obligation. DEBTOR HEREBY EXPRESSLY WAIVES ITS RIGHTS, IF ANY, TO PRIOR NOTICE OF REPOSSESSION AND TO A JUDICIAL OR ADMINISTRATIVE HEARING PRIOR TO REPOSSESSION. The proceeds of any sale or other disposition of Equipment, less the expenses of retaking, holding, preparing for disposition, disposing of Equipment and the like (including reasonable attorneys' fees, collection agency fees and other legal expenses incurred by Secured Party), shall be credited to the Indebtedness secured hereby, in such order of preference as Secured Party may determine. Except as provided in
Section 9 below, the deficiency, if any, shall be paid by Debtor to Secured Party forthwith, upon demand, with interest thereon at the rate of one and one-half percent (1.5%) per month, but not exceeding the lawful maximum, if any. Secured Party agrees to pay forthwith to Debtor any surplus remaining from the Equipment after payment of all Indebtedness. Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Debtor shown at the beginning of this Security Agreement at least five (5) days before the time of the sale or other disposition.

10. RECOURSE TO DEBTOR. Notwithstanding any of the foregoing, Secured Party acknowledges that except as provided in this Section, the Indebtedness is to be repaid solely from the payments to be made by the Lessee under the Lease. Provided that no breach of Debtor's representations, warranties and/or covenants shall have occurred under Sections 3, 4 and 5 hereof, Secured Party shall have no recourse against Debtor for any default in the payment of the Indebtedness or any default by the Lessee under the Lease, and Secured Party's sole remedy in the event of any such default shall be to exercise its rights and remedies under the Lease and this Security Agreement.

11. PREPAYMENT. The Indebtedness may be prepaid upon the occurrence of: (a) a casualty loss, in which event the voluntary prepayment shall be limited to that portion of the Note proportionately equal to the portion of the Lease which is terminated due to the casualty loss; or (b) a permitted early termination of the Lease as negotiated between Debtor and the Lessee, in which event the voluntary prepayment shall be limited to that portion of the Note proportionately equal to the portion of the Lease which is terminated early. In addition, the Debtor may voluntarily prepay the Note in full upon ten (10) days prior written notice to Secured Party and upon payment to Secured Party of the sum of the unpaid principal on the date of prepayment and all accrued but unpaid interest on the Note to such date, together with a prepayment fee equal to the following percentages of unpaid principal and accrued but unpaid interest on the Note:

Time of Prepayment Request                          Payment Fee (%)
----------------------------                 --------------------------

     Year 1                                               3%
     Year 2                                               2%
     Year 3                                               1%
     After Year 3                                         1%

12. COLLECTION. Upon notice sent to Lessee by Debtor at Secured Party's direction, Secured Party shall collect all Rental Payments to be made under the Lease and shall apply such payments to the amount due and payable on the Indebtedness. Provided that no default exists by Lessee or Debtor, Secured Party agrees to pay to Debtor the portion of any Lease payment received by Secured Party in excess of the rental payments set forth in the Lease. At such time as the Indebtedness is paid in full, Debtor shall collect all further rental payments made under the Lease.

13. REMITTANCES. If Debtor shall obtain possession of any item of Equipment (as a result of its return, rejection or repossession), Debtor agrees to hold the same subject to the security interest of Secured Party hereunder and to dispose of such Equipment, at Debtor's expense, but for the account of Secured Party, in such manner as Secured Party may direct.

14. NOTICES. All notices and demands required or permitted to be given or made hereunder on any party shall be deemed duly given or made and received for purposes of this Agreement when personally delivered or mailed, by registered mail, return receipt requested, postage prepaid, to the party intended as the recipient thereof at the address of such party set forth on the first page hereof or at such other address as the intended recipient shall have provided for such purpose in a notice given in accordance with the provisions of this paragraph. If mailed, such notice shall be deemed delivered on the fifth business day after mailing.

15. TERMINATION; NO WAIVER. This Agreement and the security interest of Secured Party hereunder shall terminate when the Indebtedness has been paid in full, at which time Secured Party shall reassign and deliver to Debtor, Secured Party's interest in the Lease, the excess proceeds, if any, the Equipment and Related Documents in which the Secured Party shall have any interest hereunder or which shall then be held by Secured Party or in its possession and, if requested by Debtor, Secured Party shall execute and file in each office in which any financing statement relative to the Collateral, or any part thereof, shall have been filed, a termination statement under the Uniform Commercial Code releasing Secured Party's interest therein, all without recourse to or warranty by Secured Party and at the cost and expense of Debtor.

16. NO WAIVER. Failure of the Secured Party to exercise any right or privilege or the granting of any indulgence to Debtor or Lessee shall not be deemed to be a waiver of such right or privilege. No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. Debtor hereby irrevocably appoints Secured Party its true and lawful attorney, with power of substitution, to endorse Debtor's name upon any checks or other items of payment relating to the Lease or upon any documents relating to the sale or other disposition of the Lease or Equipment and to do all other things necessary in Secured Party's judgment to carry out the purposes of this Security Agreement.

17. LATE CHARGE; BINDING CHARACTER; GOVERNING LAW. If any payment due from Debtor to Secured Party is in default for more than ten (10) days, Debtor shall pay to Secured Party a "late charge" of five percent (5.0%) per month (or the maximum amount permitted by law, whichever is less) on the amount of said payment in default. This Agreement shall be binding on and inure to the benefit of Debtor and Secured Party, and their respective successors and assigns. None of the terms or provisions hereof may be waived, altered, modified or amended, except by an agreement in writing executed by Debtor and Secured Party. The validity, interpretation, enforcement and effect of this Security Agreement shall be governed by the laws of the State of Illinois.

18. HEADINGS. Section headings and titles used herein are for convenience only and shall in no way be held to explain, modify, amplify or aid in the interpretation of this Agreement.

19. JURISDICTION AND VENUE. DEBTOR DOES HEREBY SUBMIT, AT SECURED PARTY'S ELECTION, TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURTS (FEDERAL, STATE OR LOCAL) HAVING A SITUS WITHIN THE COUNTY OF COOK AND THE STATE OF ILLINOIS WITH RESPECT TO ANY DISPUTE, CLAIM, OR SUIT WHETHER DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY RELATED NOTE OR ANY OF DEBTOR'S OBLIGATIONS OR INDEBTEDNESS HEREUNDER. DEBTOR EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF DEBTOR, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF. DEBTOR HEREBY WAIVES ANY OBJECTION TO IMPROVER VENUE AND FORUM NON CONVENIENS.

20. WAIVER OF TRIAL BY JURY. DEBTOR AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT, THE RELATED NOTE OR ANY OF THE RELATED DOCUMENTS. DEBTOR AND SECURED PARTY ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF SECURED PARTY. THIS WAIVER IS INTENDED TO BE EFFECTIVE WITH RESPECT TO ALL DISPUTES WHICH ARISE OUT OF ANY OF THE LOAN DOCUMENTS OR PERTAIN TO THE TRANSACTIONS CONTEMPLATED THEREBY. DEBTOR AND SECURED PARTY EACH ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH ALREADY HAS RELIED ON SUCH WAIVER IN ENTERING INTO THIS NOTE AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON SUCH WAIVER IN THEIR RELATED FUTURE DEALINGS. DEBTOR AND SECURED PARTY FURTHER WARRANT AND REPRESENT THAT EACH
KNOWINGLY AND VOLUNTARILY HAS WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, AND MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SUCH WAIVER SET FORTH HEREIN SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SECURITY AGREEMENT, THE NOTE, OR THE OTHER LOAN DOCUMENTS. IN THE EVENT OF LITIGATION, THIS SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

21. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute but one and the same instrument.

In Witness Whereof, the parties hereto have caused this Agreement to be duly executed and its corporate seal to be affixed hereto by its duly authorized officers this _____ day of _________________, 19___.

                                             VARILEASE CORPORATION
                                                            Debtor

Attest:

                                             /s/ Gary F. Mller
/s/ Marjorie A. Biglin                       --------------------------------
-------------------------------              Gary F. Miller
Marjorie A. Biglin                           Senior Vice President
Assistant Secretary

                                             HELLER FINANCIAL, INC.


                                             /s/ Robert Kelderhouse
                                             --------------------------------
                                             Vice President

                          TERM NOTE (LIMITED RECOURSE)

$1,581,452.26                                            Princeton, NJ
                                                         March 27, 1998


         FOR VALUE RECEIVED and intending to be legally bound, the undersigned, Varilease Corporation ("Borrower"), a Michigan corporation, with a place of business at 28525 Orchard Lake Road, Farmington Hills, MI 48334, promises to pay, in lawful money of the United States, to the order of Interpool, Inc. and its assigns ("Lender"), at Lender's offices at 211 College Road East, Princeton, NJ 08540, the sum of One Million Five Hundred Eighty-One Thousand Four Hundred Fifty-Two and 26/100 ($1,581,452.26) Dollars in thirty-six (36) equal consecutive monthly installments of principal and interest of $50,327.00 each commencing on April 1, 1998 and on the first day of each month thereafter with a final payment of the entire outstanding principal balance of the Loan and all accrued but unpaid interest, fees, costs and expenses due on March 1, 2001. The actual amount due and owing from time to time hereunder shall be evidenced by Lender's records of disbursements and receipts with respect to the Loan which shall be presumptive conclusive evidence of such amount.

         Interest shall accrue on the unpaid principal amount outstanding hereunder from time to time at the per annum rate equal to nine and one-half percent (9.50%) ("Contract Rate"). Interest shall be calculated on a basis of a year of 360 days but computed for the actual number of days elapsed. After the occurrence of an Event of Default (as defined in the Loan Agreement) such rate shall be increased to a per annum rate equal to three percent (3%) in excess of the Contract Rate. In no event shall the amount of interest paid or agreed to be paid to Lender hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto. In such event, the interest rate shall automatically be reduced to the maximum rate permitted by such law and Lender shall apply any such excess to principal, in the inverse order of maturity.

         This Term Note is the Note referred to in the Limited Recourse Loan and Security Agreement between Borrower and Lender dated of even date herewith ("Loan Agreement"). This Term Note ("Note") shall evidence Borrower's obligation to repay all sums advanced by Lender pursuant to this Note, provided however that Borrower's obligations under this Note are with limited recourse as more fully set forth below and in the Loan Agreement. If Borrower fails to make any payment required hereunder or if an Event of Default occurs under the Loan Agreement, Lender may declare Borrower in default hereunder and declare the unpaid principal balance of this Note to be immediately due and payable. Lender shall thereupon have the option at any time and from time to time to exercise all rights and remedies set forth herein, and in the Loan Agreement, as well as all rights and remedies otherwise available to Lender at law or in equity, to collect the unpaid indebtedness hereunder and thereunder. This Note is secured by the Collateral described in the Loan Agreement. This Note may be prepaid only in accordance with the terms and conditions of the Loan Agreement.

         Borrower  hereby waives protest,  demand,  notice of nonpayment and all other notices in connection with the delivery, acceptance, performance or enforcement of this Note. Any failure or delay of Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time or times. The waiver by Lender of a breach or default of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach or default thereof. Subject to the terms of the Loan Agreement, Borrower agrees to reimburse Lender for all expenses, including, without limitation, attorneys' fees, incurred by Lender to enforce the provisions of this Note, to protect, preserve and defend Lender's rights under the Loan Agreement, and collect Borrower's obligations hereunder as described in the Loan Agreement.

         Notwithstanding the entry of any judgment under this Note, the unpaid principal balance under this Note shall continue to bear interest at the applicable rate set forth above.

         This Note shall be construed and governed by the laws of the State of New Jersey, without regard to its otherwise applicable principles of conflict of laws. The provisions of this Note are severable and the invalidity or unenforceability of any provision shall not alter or impair the remaining provisions of this Note. All capitalized terms not otherwise defined herein shall have the respective meanings as set forth in the Loan Agreement.

         BORROWER AND LENDER AS INDEPENDENT COVENANTS IRREVOCABLY WAIVE JURY TRIAL AND THE RIGHT THERETO IN ANY AND ALL DISPUTES BETWEEN BORROWER AND LENDER WHETHER HEREUNDER OR UNDER ANY OTHER AGREEMENTS, NOTES, PAPERS, INSTRUMENTS OR DOCUMENTS HERETOFORE, NOW OR HEREAFTER EXECUTED.

         Lender, and any subsequent holder of this Note, by acceptance of the Note agrees that except as provided in the Loan Agreement, Borrower shall have no personal liability or obligation with respect to payment of principal, interest and other amounts payable under this Note and such amounts are payable from the proceeds received by Lender (or the Lender's successors or assigns) from Lender's right, title and interest in and to the Collateral.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrower has executed these presents the day and year first above written.

VARILEASE CORPORATION


By: /s/ Marjorie Biglin               Attest: /s/ Jennifer Charles-Rentz
      ---------------------                   ----------------------------
Name: Assistant Secretary

Title:Assistant Secretary

                                LIMITED RECOURSE
                           LOAN AND SECURITY AGREEMENT


         AGREEMENT made this 27th day of March, 1998, by and among Varilease Corporation ("Borrower"), a Michigan corporation and Interpool, Inc. ("Lender"), a Delaware corporation.


                               B A C K G R O U N D

         A. Borrower is in the business of leasing personal property to third party lessees. Borrower desires to borrow funds on a limited recourse basis from Lender and Lender is willing to lend such funds to Borrower under the terms and provisions set forth below.

         B. The parties desire to define the terms and conditions of the Loan as defined in Section 2.2 and to reduce their agreements to writing.

         NOW, THEREFORE, with the foregoing Background incorporated herein by reference and intending to be legally bound, the parties hereto agree as follows:

SECTION 1.        Definitions

         1.1 "Books and Records" means all of Borrower's original ledger cards, payment schedules, credit applications, contract rights, liens, security instruments, guarantees and other General Intangibles relating in any way to the Lease(s) or Leased Property.

         1.2 "Collateral" means the Lease(s), Leased Property and all now or hereafter existing Books and Records and all cash and noncash proceeds, thereof, including insurance proceeds.

         1.3 "Contract Rate" shall have the meaning set forth in Section 2.3.

         1.4 "Defaulted Lease" means any Lease where (i) the Lessee is in default under the terms of such Lease, (ii) the Lease or Leased Property is subject to any tax lien or security interest, lien or encumbrance other than Lender's, except as otherwise consented to by Lender in writing, or (iii) the Lessee has prepaid any amounts and such prepayment has not been delivered to Lender within ten days of receipt by Borrower, or (iv) the Leased Property is destroyed.

         1.5 "Equipment" shall have the meaning ascribed thereto in the New Jersey Uniform Commercial Code.

         1.6 "GAAP" means generally accepted accounting principles and practices at the time for companies engaged in similar businesses, consistently applied.

         1.7 "General Intangibles" shall have the meaning ascribed thereto in the New Jersey Uniform Commercial Code and shall include, but not be limited to, all contract rights (including without limitation rights under remarketing agreements), chattel paper, documents, instruments, books, records, ledgers, journals, check books, print outs, designs, computer programs, computer tapes, customer lists, causes of action, claims, goodwill, designs and plans, licenses, license agreements, tax and all other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, patents, patent application, trademarks, trade names, trade styles, trademark applications and copyrights.

         1.8 "Inventory" shall have the meaning ascribed thereto in the New Jersey Uniform Commercial Code.

         1.9 "Lease" means all of Borrower's Accounts, Documents, General Intangibles, Instruments and Chattel Paper arising in connection with each and every equipment lease and/or schedule to a master lease agreement identified on Schedule "A" attached hereto and made a part hereof. The term "Lease" includes
(i) all payments to be made thereunder, (ii) all rights of Borrower therein, and
(iii) any and all amendments, renewals, extensions or guarantees thereof.

         1.10 "Leased Property" means any property leased or to be leased by Borrower to a Lessee pursuant to a Lease; the term "Leased Property" includes all of Borrower's Inventory or Equipment so leased and any and all additions, improvements, accessions, attachments, upgrades (except to the extent such upgrades are severable without diminishing the value of the underlying Leased Property), replacements and substitutions thereto and therefor.

         1.11 "Lessee" means the lessee(s) or obligor(s) responsible for payment and/or performance under a Lease.

         1.12 "Liability" or "Liabilities" means all existing and future recourse liabilities of Borrower to Lender, including without limitation, the obligations of Borrower under Sections 2.5, and 12.4 of this Agreement and all other recourse liabilities and obligations of every kind or nature whatsoever of Borrower to Lender, whether now existing or hereafter incurred, joint or several, matured or unmatured, direct or indirect, primary or secondary, related or unrelated or due or to become due, including but not limited to, any extensions, modifications, substitutions, increases and renewals thereof, and substitutions therefor.

         1.13 "New Jersey Uniform Commercial Code" shall mean the Uniform Commercial Code as enacted in New Jersey as the same shall be amended from time to time.

         1.14 "Note" means all notes evidencing the Loan made by Lender to Borrower hereunder, as may be amended, modified, replaced or restated from time to time.

         1.15 All other capitalized terms used but not defined herein shall have the meanings ascribed thereto in the New Jersey Uniform Commercial Code unless the text clearly indicates otherwise.

SECTION 2.        The Loans

         2.1 Preconditions to Loan. All of the following events must occur prior to Lender making the Loan hereunder:

                           (a)  The  Board  of  Directors  and,  if  stockholder
approval is deemed necessary, the stockholders of Borrower shall have adopted appropriate general or specific resolutions authorizing the execution and delivery of this Agreement and the taking of all action called for herein;

                           (b) Counsel for Borrower shall have furnished general
or specific opinions satisfactory to Lender that include without limitation that the corporate action of Borrower referred to in
Section 2.1(a) is satisfactory to such counsel and that this Agreement has been duly authorized, executed and delivered by the Borrower, and it constitutes, and the Loan to Borrower hereunder will constitute, legal, valid and binding obligations of Borrower in accordance with the terms of this Agreement;

                           (c) There must not exist an Event of Default or event
which with the lapse of time or notice or both would become an Event of Default under Section 7;

                           (d) There has been no material  adverse change in the
business, operations or condition (financial or otherwise) of Borrower since the date of the most recent financial statement of Borrower delivered to the Lender;

                           (e) Borrower has  delivered or caused to be delivered
such other documents, instruments and agreements reasonably required by Lender or required by the terms of this Agreement; and

                           (f) Borrower  shall have  delivered  the following to
Lender:

                                    (i) A written  statement  setting  forth the
Lessee and a description of the Lease and the Leased Property;

                                    (ii) A fully  executed  counterpart  of this
Agreement;

                                    (iii) A Note  executed  by  Borrower in form
and substance satisfactory to Lender;

                                    (iv)  Invoices  showing the true cost of the
Leased Property net of any servicing or maintenance charges, brokers' fees or similar type of "soft costs";

                                    (v)  Uniform   Commercial   Code   financing
statements listing Lender as secured party and Borrower as debtor, to be filed in all locations satisfactory to Lender;

                                    (vi)  Each  original   counterpart  of  each
Lease, together with, if Borrower is not the original lessor, an original counterpart of an assignment of the Lease to Borrower by the original and intermediary lessors thereof;

                                    (vii) The original Certificate of Acceptance
evidencing that the Lessee has received and accepted the Leased Property;

                                    (viii)  The Notice  and  Acknowledgement  of
Assignment of Lease executed and delivered by Lessee agreeing to pay Lender directly;

                                    (ix) All guaranties,  agreements,  sureties,
insurance policies, subordination agreements and opinions of counsel arising pursuant to or in connection with, the Collateral;

                                    (x) Such additional UCC financing statements
as Lender may request in number, form and substance satisfactory to Lender necessary to perfect Lender's security interest in the Lease and Leased Property including without limitation UCC-1 financing statements filed by Borrower, as secured party, against Lessee, as Debtor, and assigned to Lender;

                                    (xi)  Such  UCCs,   federal  tax  lien,  and
judgment searches as Lender requests showing that the Collateral is free and clear of all liens, claims and encumbrances other than those granted to Lender hereunder;

                                    (xii) Such other agreements, instruments and
documents and information (financial or otherwise) concerning Borrower or Lessee as Lender may reasonably request; and

                                    (xiii)  Evidence  that  Leased  Property  is
insured against all risks in form and amount, with an insurer satisfactory to Lender, against fire (with extended coverage), liability and such other hazards as are customary with companies in the same or similar business as the Lessee and cause Lender's security interest as indicated in Section 3.1, to be endorsed on all policies of insurance as lender loss payee, so that: (i) all payments for losses will be paid solely to Lender; (ii) the policy shall cover and insure Lender's interest in the Collateral notwithstanding any act or neglect of Borrower or Lessee, and (iii) the Borrower shall furnish Lender upon request with evidence of such insurance together with a certificate thereof requiring not less than thirty (30) days written notice to Lender prior to cancellation or termination.

         2.2 Limited Recourse Loan. Upon the occurrence of all events set forth in Section 2.1 above, and simultaneously with the execution hereof (the "Closing") and of all instruments or documents necessary or in the opinion of Lender proper to effectuate the intention of the parties hereto, the Lender shall lend to Borrower the sum of $1,581,452.26 for the purpose of financing Leases or Leased Property on a limited recourse basis ("Loan").

         2.3 Interest. Interest on the outstanding principal balance of the Loan will be paid monthly (with such payments coinciding with the lease payments on the Collateral) at the per annum rate equal to nine and 50/100 percent (9.50%) ("Contract Rate"). Upon the occurrence of an Event of Default hereunder, interest shall accrue on the outstanding principal balance of the Loan at a per annum rate of three percent (3%) in excess of the Contract Rate except, however, where any amount due by Lessee under the Lease is more than five (5) days past due, interest on such amount shall accrue at the interest rate set forth in the Lease. Interest shall be charged on a 360 day year counting the actual days elapsed. Interest at the applicable rate shall be paid and continue to be paid even after default, maturity, acceleration, recovery of judgment, Bankruptcy, insolvency proceedings of any kind or the happening of any event or occurrence similar or dissimilar. In no event shall any interest accrued pursuant to the second sentence of this paragraph be a recourse liability of Borrower unless the same accrued as a result of an Event of Default which gives rise to a Liability.

         2.4 Invoices. Each month, Lessor under the Lease shall render to Lessee, an invoice for the Lease payments due and owing. Lessee shall be instructed to, and shall agree to, make all payments under the Lease directly to Lender to be applied against the Loan balance.

         2.5 Reimbursement of Expenses. It is anticipated that Borrower and Lender will enter into a series of loan transactions on the date hereof ("Transactions") and in conjunction therewith Borrower shall pay Lender the aggregate sum of $7,500 for all out of pocket expenses of any kind incurred by Lender in connection with the Transactions, including reasonable attorneys fees, UCC searches, the cost of filing financing statements, continuation, amendment and termination statements, search fees and any other fees incurred solely in connection with the negotiation, drafting and closing of the Transactions and perfection of its security interest in the Collateral.

         2.6 Use of Proceeds. The proceeds of the Loan shall be used solely to finance or refinance Borrower's purchase of the Lease(s) or Leased Property.

         2.7 Limited Recourse. Subject to the Lender's rights and Borrower's recourse liability under Sections 2.5 and 12.4 or as otherwise agreed to between Borrower and Lender from time to time, Lender's recourse against Borrower under the Note shall be limited to the Collateral.

SECTION 3.        Collateral

         3.1 Security Interest. As security for repayment of the Loan and all Liabilities of Borrower to Lender arising hereunder or under the Note, Borrower grants to Lender a first priority security interest in, and assigns to Lender the Collateral.

         3.2 Financing Statements. Borrower will, from time to time, join with Lender in executing financing statements, assignments and continuation statements, under the Uniform Commercial Code covering the Collateral and any portion thereof and such other instruments and documents as may be necessary to perfect Lender's security interest in the Collateral or otherwise effectuate the purposes of this Agreement. Borrower irrevocably grants to Lender a power of attorney to execute for Borrower all such financing statements, and any amendments thereto. Further, Borrower irrevocably authorizes the filing of a carbon, photographic or other reproduction of this Agreement or of a financing statement as a financing statement and agrees that such filing is sufficient as a financing statement.

         3.3 Sole Original Leases. Borrower shall deliver the sole original of Counterpart 1 of each Lease Schedule to the Lender and all other existing copies of such Leases shall be marked "copy" or "this lease has been assigned to Interpool, Inc. as security for the obligations pursuant to that Limited Recourse Loan and Security Agreement dated March 27, 1998." For purposes of this paragraph the term "sole original of Counterpart 1 of each Lease Schedule" shall not include a master lease agreement where a schedule to a master lease agreement is assigned to the Lender and such schedule incorporates the terms of such master lease agreement by reference and the schedule is a separate lease for "chattel paper" purposes under the Uniform Commercial Code and possession of such schedule constitutes possession of "chattel paper" under the Uniform Commercial Code.

SECTION 4.        Representations and Warranties

                  The Borrower represents and warrants to the Lender, which representations and warranties shall survive the execution hereof and all action hereunder as follows:

         4.1 Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of its incorporation and has the power to carry on its business as now constituted, is qualified as a foreign corporation and is in good standing in other jurisdictions where the nature of its business makes such qualification necessary.

         4.2 The execution and delivery by Borrower of this Agreement and the performance by it of the transactions herein contemplated are and will be within its corporate powers, have been and will be duly authorized, and are not and will not be in contravention of any order of court or other agency of government, of law or the terms of its Articles of Incorporation, By-Laws, or of any indenture, agreement or undertaking to which it is a party or by which it or its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of Borrower's properties.

         4.3 This Agreement, the Note, all Leases and any assignment or other document when delivered, will be the valid, legal and binding obligations of Borrower, enforceable in accordance with their respective terms.

         4.4 There are no suits in law or equity or proceedings before any governmental instrumentality or agency against Borrower, now pending or to the knowledge of Borrower's officers is there threatened or likely any litigation or any proceedings against or affecting Borrower, the outcome of which might materially and adversely affect the Collateral.

         4.5 All Collateral is free and clear of all liens, claims, encumbrances and security interests, except those granted to Lender hereunder.

         4.6 All taxes, federal, state and local, due by Borrower have been paid or accrued to date.

         4.7 Borrower's tax identification number is as follows: 38-237-9524.

         4.8 All operations of the Borrower have been carried on in accordance with all applicable laws, statutes, ordinances, rules and regulations. No investigation by any governmental authority, federal, state or local, is pending or threatened against Borrower.

         4.9 All places of business of Borrower are listed on Exhibit "4.9" attached hereto and made a part hereof.

         4.10 Within five (5) years prior to the Closing, Borrower has not conducted business under or used any other name (whether corporate or assumed).

         4.11 The following representations and warranties are made with respect to each Lease and/or items of Leased Property and shall be true and correct at the time each such Lease is assigned to Lender:

                           (a) Each Lease is genuine,  based on  contracts  that
are enforceable in accordance with its terms against the Lessee and the Leased Property named and referenced therein, constitutes the entire agreement for the leasing of the Leased Property thereby covered, has not been altered or amended, except as set forth in the related schedules, and Borrower's Books and Records relating thereto are accurate, complete and genuine;

                           (b)  The  sole   original  of  each  Lease  has  been
delivered to Lender and any counterpart of any lease which has not been delivered to the Lender bears the legend "Copy" or "This Lease has been assigned to Interpool, Inc. as security for the obligations pursuant to that certain Limited Recourse Loan and Security Agreement dated March 27 1998," or similar language on the face thereof;

                           (c)  Where  the  Lease  consists  of a  Master  Lease
Agreement and specific schedules which describe the terms of any specific items to be leased pursuant to such schedule, delivery of the original schedule shall constitute delivery of the original Lease, provided that the terms of the Master Lease Agreement and the schedule make it clear that for purposes of "Chattel Paper" under the Uniform Commercial Code, the sole original schedule delivered to Lender is a separate lease and that possession of such schedule constitutes possession of "Chattel Paper" under the Uniform Commercial Code;

                           (d) With respect to each Lease,  unless Lender agrees
otherwise in writing, Borrower will file within ten (10) days of receipt by Lessee of possession of Leased Property, such UCC financing statements (listing Borrower as Secured Party, the Lessee as Debtor, Lender as Assignee and such Leased Property as Collateral) in such locations as would be required by applicable law (if Borrower were a Secured Party and Lessee were a Debtor) in order to perfect a security interest in such Leased Property under the UCC in favor of Lender as Borrower's Assignee;

                           (e) The  original  amount and unpaid  balance of each
Lease shown on Borrower's Books and Records and on any statement or schedule delivered to Lender in connection therewith is the true and correct amount actually owed to Lender, no portion of which, except as specifically provided for in the Lease, has been prepaid;

                           (f) The amounts due under the Leases are not and will
not be subject to any claim or reduction, counterclaim, setoff, recoupment, or any other claim, allowance or adjustment and no Lease has been re-negotiated, restructured or compromised except as renewed in the ordinary course of business;

                           (g)  All   security   agreements,   title   retention
instruments and other documents and instruments which are security for any Lease, and/or each Lease, contained a correct and sufficient description of the Leased Property covered thereby and all security interests granted therein to Borrower (either directly or as assignee) have been properly perfected and assigned to Lender;

                           (h)  Borrower  has not and  will not  enter  into any
agreement with a Lessee of any Leased Property which provides, directly or indirectly, for the crediting of any obligation or liability of Borrower to such Lessee against future rentals accruing under the Lease;

                           (i)  Each  item  of  Leased   Property   is  in  good
condition, ordinary wear and tear excepted, has not been lost, stolen, destroyed or damaged;

                           (j) Each item of Leased  Property has been  delivered
to and, in all instances, unconditionally accepted by the Lessee and has not been removed from service or the place of installation indicated in the Lease;

                           (k) Each Lease has been duly  executed  by the lessor
named therein and each Lessee, and is a valid, legal and binding obligation of Borrower, and such Lessee, and is enforceable against Borrower and such Lessee in accordance with its terms. Following the making of the Loan in accordance with Borrower's instructions to Lender, Borrower, subject to the security interest of Lender, will be the sole owner of the Collateral and has the authority to assign all of its right, title and interest therein upon the terms herein set forth;

                           (l) All costs,  fees, and expenses incurred in making
and closing each of the Leases has been paid and each Lease is or will be current at the time of the assignment thereof to Lender. No event exists which with the giving of notice or the passage of time or both, will result in the occurrence of a default of any obligation as expressed in any Lease;

                           (m) All rentals,  fees,  costs,  expenses and charges
paid or payable by the Lessee under any Lease, including without limitation, any brokerage and other fees paid to Borrower do not violate any laws relating to the maximum fees, costs, expenses or charges that can be charged in any state in which any Leased Property is located or in which the corresponding Lessee is located, or in which a transaction was consummated, or in any other state which may have jurisdiction with respect to any such Leased Property, Lease or Lessee;

                           (n) Lender has a first lien security  interest in the
Collateral subject to no other security interest or other interest. Borrower has taken all steps necessary to maintain Lender's first lien security interest in the Collateral, including, if required, perfecting the Borrower's security interest through filing financing statements, amendments thereto, or assignments;

                           (o) Each item of Leased  Property has been insured in
the ordinary course of Borrower's or the corresponding Lessee's business;

                           (p) Neither  Borrower  nor to the best of  Borrower's
knowledge has any lessor or prior lender holding a security interest in any of the Collateral received notice of a Bankruptcy, receivership, reorganization, insolvency or financial embarrassment of any Lessee;

                           (q)  No  Lessee  is a  subsidiary,  or  affiliate  of
Borrower, or under common control with Borrower or is an officer or employee of Borrower;

                           (r)      No Lease is a Defaulted Lease;

                           (s)  No  Lease   constitutes   a   sublease   of  the
corresponding Leased Property.

SECTION 5.        Affirmative Covenants

                           Borrower covenants with Lender as follows:

         5.1 Borrower will take the necessary steps to preserve its rights to conduct business in all jurisdictions in which the nature of its business shall require qualifications to do business or where the failure to so qualify may have a material adverse effect on the ability of Borrower or Lender to enforce any Lease or realize on any Leased Property.

         5.2 Borrower will notify Lender, in writing, not less than thirty (30) days prior to any change in the location of the Chief Executive Office or if the Collateral is moved to a location other than that specified in the corresponding Lease.

         5.3 Borrower will comply with and observe all laws, statutes, ordinances, rules and regulations material to the operation of its business and maintain all licenses and permits necessary for the operation of its business, and Borrower will pay all taxes, assessments and governmental charges required by law.

         5.4 Borrower shall permit Lender, and any representative designated by Lender, to visit and inspect any of Borrower's property, assets, Books and Records, and finance and other records, including, without limitation, financial statements and Leases, and to discuss Borrower's affairs, finances and accounts as they relate to the Collateral with Borrower's agents, officers and employees (including Borrower's independent accountants) at such reasonable times and as often as Lender may reasonably request.

         5.5 Unless Lender consents otherwise in writing, Borrower shall at all times keep all Collateral free and clear of all liens, encumbrances and security interests of every kind without limitation.

         5.6 Borrower shall mark its Books and Records to indicate the Lender's security interest in the Collateral, including the Lease(s) and, unless Lender consents otherwise in writing, Borrower shall retain title at all times to the Leased Property. However, where Lender consents in writing to an assignment of any of Borrower's right, title and interest in the Lease and/or the Collateral, (which consent shall not be unreasonably withheld) and provided Borrower complies with the requirements of a Transferee Agreement (which Transferee Agreement shall be the same in form and substance as that attached hereto as
Exhibit 5.6), Borrower may sell, assign or transfer its right, title and interest, subject always to the prior rights of Lender, in the Lease and/or Collateral.

         5.7 Borrower shall join with Lender to notify all Lessee(s) of the Lender's security interest in the Collateral and direct payment under the Lease(s) to be made directly to Lender and Lender may, in its own name or in the name of the Borrower collect, sue for and receive payment of any or all Lease(s), and settle, compromise and adjust the same on any terms as may be satisfactory to Lender, in its sole and absolute discretion for any reason or without reason.

         5.8 Borrower will immediately notify Lender of the institution or threat of any litigation, administrative proceeding or investigation or any other event or happening which might have a material adverse affect on the Collateral or Borrower's or Lender's ability to enforce their respective rights under the Lease(s).

         5.9 Borrower shall, at Lender's request, within ninety (90) days after the close of the fiscal year, furnish Lender with a complete financial audit prepared by Borrower's independent certified public accounting firm acceptable to Lender, including a balance sheet, income statement and statement of cash flows prepared in accordance with GAAP.


SECTION 6.        Negative Covenants

                  Borrower covenants with Lender that it will not:

         6.1 Without the prior written consent of Lender, sell, assign or transfer any portion of the Collateral. However, where Lender consents in writing to an assignment of any of Borrower's right, title and interest in the Lease and/or the Collateral, (which consent shall not be unreasonably withheld) and provided Borrower complies with the requirements of a Transferee Agreement (which Transferee Agreement shall be the same in form and substance as that attached hereto as Exhibit 5.6), Borrower may sell, assign or transfer its right, title and interest, subject always to the prior rights of Lender, in the Lease and/or Collateral.

         6.2 Without the prior written consent of Lender, liquidate, dissolve or discontinue normal operations with the intention to liquidate, dissolve, sell, lease, transfer or otherwise dispose of any substantial part of its assets. Lender acknowledges that the Borrower anticipates a merger with other entities that may occur during the term hereof, however, according to the terms thereof, Varilease Corporation will be a wholly owned subsidiary and will continue to operate in the same or like manner as prior to said merger.

         6.3 Without the prior written consent of Lender, permit the removal, other than in the ordinary course of business, of any Books and Records or Leased Property from the place of business where presently located.

         6.4 Without providing to Lender thirty (30) days prior written notice, change its name or any trade style it uses, or adopt any new name or trade style.


SECTION 7.        Events of Default

                  The occurrence of any one or more of the following events with respect to Borrower shall constitute an event of default ("Event of Default") hereunder:

         7.1 Termination of existence, business failure or the making of an assignment for the benefit of creditors;

         7.2 Non-payment of any sum or sums due to Lender or others hereunder or otherwise when due or non-performance of any contractual obligation to Lender including without limitation a breach of a Lease by the Lessee or Borrower that results in a Lease becoming a Defaulted Lease;

         7.3    Institution    of    Bankruptcy,    arrangement,    composition,
reorganization, liquidation or receivership proceedings, voluntary or involuntary, or the appointment of a receiver, trustee, conservator, sequestrator or other judicial representative, similar or dissimilar;

         7.4 Any financial statements of Borrower, warranties or representations herein, or in any other document or certificate heretofore or hereafter made by Borrower are false, misleading, incomplete or incorrect in any material manner;

         7.5 If Borrower has engaged in any activity which may reasonably result in the forfeiture of any Collateral to any governmental entity, federal, state or local; then, in any such event which is not cured within seven (7) days of the earlier of receipt of notice from Lender of the Event of Default or Borrower obtaining knowledge of the Event of Default, Lender, at its option may declare the unpaid principal balance, accrued interest, and all other sums due to Lender hereunder or otherwise immediately due and payable (except with respect to an Event of Default arising under paragraph 7.1 or 7.3 above, in which case all of Borrower's obligations and liabilities to Lender shall be automatically deemed to be immediately due and payable).

SECTION 8.        Remedies on Default

         8.1 (a) Upon the occurrence of an Event of Default hereunder, Borrower grants to Lender in addition to any rights, powers or remedies Lender may have under any applicable law, all of which shall be cumulative, the right, subject always to the rights of Lessees under the Leases, to do any or all of the following (which list is given by way of example and is not intended to be an exhaustive list of all rights and remedies):

                               (i) By its own means,  with or  without  judicial
assistance, enter any of Borrower's premises or other locations where Collateral is kept, and take possession of the Collateral, or render it unusable, or dispose of the Collateral on such premises without any liability for rent, storage, utilities or other sums, and Borrower shall not resist or interfere with such action; and

                               (ii) Lender  shall have all rights,  remedies and
powers of Borrower under the Leases as lessor, including without limitation, the right to collect and receive all rental, insurance proceeds and other payments, payable pursuant to the Leases; amend or terminate any Lease; and take such action upon default under any Lease, as any lessor may do, in Lender's or Borrower's name, including without limitation repossession of any Leased Property and commencement of suit, and to exercise any rights and remedies as lessor under the Lease(s).

                           (b) Anything herein to the contrary  notwithstanding,
the execution of this Agreement and the exercise by Lender of any of its rights hereunder shall not (i) release Borrower from any of its duties or obligations under the Leases, and (ii) shall not obligate Lender (x) to perform any of Borrower's obligations or duties under the Leases, or (y) to take any action to collect or enforce any claim for payment.

                           (c) Borrower  hereby agrees that a notice received by
it at least ten (10) days before the time of any intended public sale or at the time after which any private sale or other disposition of the Collateral is to be made, shall be deemed to be commercially reasonable notice of such sale or other disposition. If permitted by law, any Collateral which threatens to speedily decline in value or which is sold on a recognized market may be sold immediately by Lender without prior notice to Borrower.

         8.2 Lender shall have the right to proceed against all or any portion of the Collateral in any order and may apply such Collateral to the Liabilities of Borrower to Lender in any order. All rights and remedies granted Lender hereunder and under any agreement referred to herein, or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and Lender may proceed with any number of remedies at the same time until all existing and future Liabilities of Borrower to Lender, are satisfied in full. The exercise of any one right or remedy shall not be deemed a waiver or release of any other right or remedy, and upon the occurrence of an Event of Default, Lender may proceed against Borrower and/or the Collateral, at any time, under any agreement, with any available remedy and in any order.

         8.3 Notwithstanding anything to the contrary contained in this Section 8 or Section 7 above, the occurrence of an Event of Default due solely to the non-payment of sums owed to Lender resulting from a Lease becoming a Defaulted Lease shall constitute an Event of Default hereunder only with respect to the Loan and Lender's recourse to Borrower with respect to amounts due under such Loan shall be limited to the Collateral.

SECTION 9.        Termination

         9.1 Lender shall have the right to retain, until final payment in full of all Liabilities of the Borrower all of the Collateral and all of its rights with respect thereto; provided, however, that so long as no Event of Default has occurred, Lender shall release its lien on Collateral at the time the Loan is repaid in full. All terms, conditions and provisions of this Agreement shall remain in full force and effect until such time as all sums owed Lender hereunder are paid in full.

SECTION 10.       Waivers

         Borrower waives presentment, demand, protest, notice of default, non-payment, partial payments and all other notices and formalities relating to this Agreement other than notices specifically required hereunder. Borrower consents to and waives notice of the granting of indulgences or extensions of time or payment, the taking or releasing of security, the addition or release of persons primarily or secondarily liable on or with respect to the Liabilities. No delay by the Lender in exercising any right, power or remedy hereunder and no indulgence given to Borrower in case of any default shall impair any such right or power or be construed as a waiver of any default by Lender or any acquiescence therein or as a violation or waiver of any of the terms or provisions of this Agreement.

SECTION 11.       Notices

         All notices and other communications hereunder shall be in writing or confirmed in writing, and they shall be deemed to have been duly delivered or given, if hand delivered, if telecopied, if sent by nationally recognized overnight courier, or if mailed via certified mail, return receipt requested when delivered, as follows:


                  (a)      If to Borrower:
                           Varilease Corporation
                           28525 Orchard Lake Road
                           Farmington Hills, MI  48334

                           Attention: Gary F. Miller, Senior Vice President Telecopy:(248) 488-0162

                  (b)      If to Lender:
                           Interpool, Inc.
                           211 College Road East
                           Princeton, NJ 08540

                           Attention:Raoul J. Witteveen, President
                           Telecopy: (609)951-0362

                                              and

                           Interpool, Inc.
                           211 College Road East
                           Princeton, NJ 08540

                           Attention:  Richard W. Gross, Senior Vice
                                              President
                           Telecopy:  (609)951-0362

                                            and

                           MicroTech Leasing Corporation
                           211 College Road East
                           Princeton, NJ  08540

                           Attention:  Allen M. Olinger, President
                           Telecopy:  (609) 987-1011

SECTION 12.       Miscellaneous

         12.1 Borrower agrees that Lender may sell or assign this Loan or grant participation(s) in this Loan and may without liability furnish information with respect to this Loan to any prospective purchaser, assignee or participant(s).

         12.2 Borrower hereby irrevocably appoints Lender as Borrower's attorney in fact with full authority in the place and stead of Borrower and in the name of Borrower, Lender or otherwise in Lender's discretion, to take any action and to execute any instrument, agreement or document which Lender may reasonably deem necessary or advisable to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, Lender may:

                           (a) obtain  and adjust  insurance  that  Borrower  or
Lessee is required to maintain;

                           (b) ask, demand, collect, sue for, recover, compound,
receive or give acquittance and receipts for money due and to become due under or in respect of any of the Collateral;

                           (c) receive,  endorse and collect any drafts or other
instruments, documents or chattel paper, in connection with (a) or (b) above;

                           (d) after the occurrence of an Event of Default, file
any claim or take any action or institute any proceedings which Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender with respect to any of the Collateral; and

                           (e) after the occurrence of an Event of Default, with
respect to a Defaulted Lease, execute in Borrower's name, a bill of sale relating to any Collateral, transferring title to such Collateral to a third party purchaser.

         12.3 If Borrower fails to perform any agreement contained herein, Lender may (but is not obligated to) perform or cause performance of, such agreement, at Borrower's expense payable on demand.

         12.4 (a) Borrower shall pay, on demand, all of Lender's costs and expenses (including but not limited to all legal fees and costs) (i) in connection with the negotiation or preparation of any extensions, modifications, amendments, waivers or consents to this Agreement, any note, or any other instrument, agreement or document in connection herewith (but not including the Lease(s) or corresponding equipment schedules and agreements), and (ii) in connection with the enforcement of any right, remedy or power pursuant to this Agreement, any note or any other instrument, agreement, or document in connection herewith as such rights pertain to the Liabilities. In no event shall Borrower be personally liable for any of said costs or fees relating to a default by the Lessee under the Lease which does not also constitute or result in a breach of any representation, warranty or covenant made by Borrower to or in favor of Lender; and

                           (b) Borrower  shall  indemnify,  defend (with counsel
satisfactory to Lender) and hold harmless Lender against and in respect of (i) any loss, damage or deficiency related to any breach of warranty or representation or non-fulfillment of any agreement by Borrower under this Agreement or any related instrument, agreement, document, schedule, exhibit or other legal obligations in connection herewith, and (ii) all actions, suits, proceedings, demands, assessments, judgments, costs, legal fees and expenses incident to any of the foregoing. Any amount reasonably required to be paid pursuant to the foregoing shall be paid by Borrower to Lender on demand and may at Lender's option be deducted from or set off against any existing or future debt, liability or obligation of Lender to Borrower relating to this transaction. In no event shall Borrower be personally liable for any of said costs or fees relating to a default by the Lessee under the Lease which does not also constitute or result in a breach of any representation, warranty or covenant made by Borrower to or in favor of Lender.


         12.5 This Agreement and all rights hereunder shall be governed by the substantive law of the State of New Jersey. This Agreement shall bind Lender and Borrower and shall inure to the benefit of Lender and the terms "Lender" and "Borrower" as used in this Agreement shall include the respective parties and their respective successors and assigns.

         12.6 The terms of this Agreement shall be in addition to those of any other evidence of liability held by the Lender, all of which shall be construed as complementary to each other, except as herein otherwise expressly provided and such other agreements, instruments and documents not modified or superseded pursuant to the terms hereof remain in full force and effect.

         12.7 This Agreement contains the entire agreement between the parties hereto and may not be modified or changed in any way except in writing signed by all parties.

         12.8 Any express waiver by Lender of any power, right, remedy, obligation or duty shall not under any circumstances be deemed to constitute a waiver of Lender's powers, rights or remedies upon the later occurrence or reoccurrence of any event, transaction or matter. No course of dealing between Lender and Borrower shall operate as or be deemed to constitute a waiver of Lender's rights hereunder or affect the duties or obligations of Borrower.

         12.9 All powers, rights and remedies of Lender hereunder shall be cumulative and not exclusive of other powers, rights or remedies granted or available to Lender under any applicable law unless specifically stated otherwise.

         12.10 All warranties, covenants and representations, whether affirmative or negative, shall survive the making of this Agreement and the loan of monies hereunder and each shall be deemed to be continuing in force and effect and substantial and material in nature.

         12.11 Borrower irrevocably consents to the exclusive jurisdiction of the State Courts of New Jersey or the United States District Court for the District of New Jersey in any and all actions and proceedings whether arising hereunder or under any other agreement or undertaking and irrevocably agrees to service of process by certified mail, return receipt requested to the address of Borrower set forth herein.

         12.12 Borrower waives and shall not interpose any objection of forum non conveniens or to venue and waives any right to remove any proceeding commenced in a state court to a federal court.

         12.13 BORROWER AND LENDER AS INDEPENDENT COVENANTS IRREVOCABLY WAIVE JURY TRIAL AND THE RIGHT THERETO IN ANY AND ALL DISPUTES BETWEEN BORROWER AND LENDER WHETHER HEREUNDER OR UNDER ANY OTHER AGREEMENTS, NOTES, PAPERS, INSTRUMENTS OR DOCUMENTS HERETOFORE, NOW OR HEREAFTER EXECUTED.

         12.14 Headings preceding the text of the several Sections hereof are for the convenience of reference only and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

         12.15 This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

         12.16 All instruments, agreements and documents to be executed or delivered by Borrower shall be in form and substance satisfactory to Lender in its sole discretion.

         12.17    Time is of the essence.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

LENDER:                                  Interpool, Inc.


ATTEST:/s/ Kathleen Francis              BY:/s/ Richard W. Gross
       ----------------------------      ----------------------------
       Kathleen Francis                  Name:Richard W. Gross

                                         Title:Senior Vice President



BORROWER:                                            VARILEASE CORPORATION


ATTEST: /s/ Jennifer Charles-Rentz          BY: /s/ Marjorie Biglin
        --------------------------              ------------------------------
                                            Name: Marjorie Biglin

                                            Title: Assistant Secretary

                                  SCHEDULE "A"


                                     LEASES

                          TERM NOTE (LIMITED RECOURSE)

$1,581,452.26                                  Princeton, NJ
                                               March 27, 1998


         FOR VALUE RECEIVED and intending to be legally bound, the undersigned, Varilease Corporation ("Borrower"), a Michigan corporation, with a place of business at 28525 Orchard Lake Road, Farmington Hills, MI 48334, promises to pay, in lawful money of the United States, to the order of Interpool, Inc. and its assigns ("Lender"), at Lender's offices at 211 College Road East, Princeton, NJ 08540, the sum of One Million Five Hundred Eighty-One Thousand Four Hundred Fifty-Two and 26/100 ($1,581,452.26) Dollars in thirty-six (36) equal consecutive monthly installments of principal and interest of $50,327.00 each commencing on April 1, 1998 and on the first day of each month thereafter with a final payment of the entire outstanding principal balance of the Loan and all accrued but unpaid interest, fees, costs and expenses due on March 1, 2001. The actual amount due and owing from time to time hereunder shall be evidenced by Lender's records of disbursements and receipts with respect to the Loan which shall be presumptive conclusive evidence of such amount.

         Interest shall accrue on the unpaid principal amount outstanding hereunder from time to time at the per annum rate equal to nine and one-half percent (9.50%) ("Contract Rate"). Interest shall be calculated on a basis of a year of 360 days but computed for the actual number of days elapsed. After the occurrence of an Event of Default (as defined in the Loan Agreement) such rate shall be increased to a per annum rate equal to three percent (3%) in excess of the Contract Rate. In no event shall the amount of interest paid or agreed to be paid to Lender hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto. In such event, the interest rate shall automatically be reduced to the maximum rate permitted by such law and Lender shall apply any such excess to principal, in the inverse order of maturity.

         This Term Note is the Note referred to in the Limited Recourse Loan and Security Agreement between Borrower and Lender dated of even date herewith ("Loan Agreement"). This Term Note ("Note") shall evidence Borrower's obligation to repay all sums advanced by Lender pursuant to this Note, provided however that Borrower's obligations under this Note are with limited recourse as more fully set forth below and in the Loan Agreement. If Borrower fails to make any payment required hereunder or if an Event of Default occurs under the Loan Agreement, Lender may declare Borrower in default hereunder and declare the unpaid principal balance of this Note to be immediately due and payable. Lender shall thereupon have the option at any time and from time to time to exercise all rights and remedies set forth herein, and in the Loan Agreement, as well as all rights and remedies otherwise available to Lender at law or in equity, to collect the unpaid indebtedness hereunder and thereunder. This Note is secured by the Collateral described in the Loan Agreement. This Note may be prepaid only in accordance with the terms and conditions of the Loan Agreement.

         Borrower  hereby waives protest,  demand,  notice of nonpayment and all other notices in connection with the delivery, acceptance, performance or enforcement of this Note. Any failure or delay of Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time or times. The waiver by Lender of a breach or default of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach or default thereof. Subject to the terms of the Loan Agreement, Borrower agrees to reimburse Lender for all expenses, including, without limitation, attorneys' fees, incurred by Lender to enforce the provisions of this Note, to protect, preserve and defend Lender's rights under the Loan Agreement, and collect Borrower's obligations hereunder as described in the Loan Agreement.

         Notwithstanding the entry of any judgment under this Note, the unpaid principal balance under this Note shall continue to bear interest at the applicable rate set forth above.

         This Note shall be construed and governed by the laws of the State of New Jersey, without regard to its otherwise applicable principles of conflict of laws. The provisions of this Note are severable and the invalidity or unenforceability of any provision shall not alter or impair the remaining provisions of this Note. All capitalized terms not otherwise defined herein shall have the respective meanings as set forth in the Loan Agreement.

         BORROWER AND LENDER AS INDEPENDENT COVENANTS IRREVOCABLY WAIVE JURY TRIAL AND THE RIGHT THERETO IN ANY AND ALL DISPUTES BETWEEN BORROWER AND LENDER WHETHER HEREUNDER OR UNDER ANY OTHER AGREEMENTS, NOTES, PAPERS, INSTRUMENTS OR DOCUMENTS HERETOFORE, NOW OR HEREAFTER EXECUTED.

         Lender, and any subsequent holder of this Note, by acceptance of the Note agrees that except as provided in the Loan Agreement, Borrower shall have no personal liability or obligation with respect to payment of principal, interest and other amounts payable under this Note and such amounts are payable from the proceeds received by Lender (or the Lender's successors or assigns) from Lender's right, title and interest in and to the Collateral.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrower has executed these presents the day and year first above written.

VARILEASE CORPORATION


By: /s/ Marjorie Biglin                Attest: /s/ Jennifer Charles-Rentz
      ---------------------------              ------------------------------
Name: Marjorie Biglin

Title: Assistant Secretary

                                LIMITED RECOURSE
                           LOAN AND SECURITY AGREEMENT


         AGREEMENT made this 27th day of March, 1998, by and among Varilease Corporation ("Borrower"), a Michigan corporation and Interpool, Inc. ("Lender"), a Delaware corporation.


                               B A C K G R O U N D

         A. Borrower is in the business of leasing personal property to third party lessees. Borrower desires to borrow funds on a limited recourse basis from Lender and Lender is willing to lend such funds to Borrower under the terms and provisions set forth below.

         B. The parties desire to define the terms and conditions of the Loan as defined in Section 2.2 and to reduce their agreements to writing.

         NOW, THEREFORE, with the foregoing Background incorporated herein by reference and intending to be legally bound, the parties hereto agree as follows:

SECTION 1.        Definitions

         1.1 "Books and Records" means all of Borrower's original ledger cards, payment schedules, credit applications, contract rights, liens, security instruments, guarantees and other General Intangibles relating in any way to the Lease(s) or Leased Property.

         1.2 "Collateral" means the Lease(s), Leased Property and all now or hereafter existing Books and Records and all cash and noncash proceeds, thereof, including insurance proceeds.

         1.3 "Contract Rate" shall have the meaning set forth in Section 2.3.

         1.4 "Defaulted Lease" means any Lease where (i) the Lessee is in default under the terms of such Lease, (ii) the Lease or Leased Property is subject to any tax lien or security interest, lien or encumbrance other than Lender's, except as otherwise consented to by Lender in writing, or (iii) the Lessee has prepaid any amounts and such prepayment has not been delivered to Lender within ten days of receipt by Borrower, or (iv) the Leased Property is destroyed.

         1.5 "Equipment" shall have the meaning ascribed thereto in the New Jersey Uniform Commercial Code.

         1.6 "GAAP" means generally accepted accounting principles and practices at the time for companies engaged in similar businesses, consistently applied.

         1.7 "General Intangibles" shall have the meaning ascribed thereto in the New Jersey Uniform Commercial Code and shall include, but not be limited to, all contract rights (including without limitation rights under remarketing agreements), chattel paper, documents, instruments, books, records, ledgers, journals, check books, print outs, designs, computer programs, computer tapes, customer lists, causes of action, claims, goodwill, designs and plans, licenses, license agreements, tax and all other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, patents, patent application, trademarks, trade names, trade styles, trademark applications and copyrights.

         1.8 "Inventory" shall have the meaning ascribed thereto in the New Jersey Uniform Commercial Code.

         1.9 "Lease" means all of Borrower's Accounts, Documents, General Intangibles, Instruments and Chattel Paper arising in connection with each and every equipment lease and/or schedule to a master lease agreement identified on Schedule "A" attached hereto and made a part hereof. The term "Lease" includes
(i) all payments to be made thereunder, (ii) all rights of Borrower therein, and
(iii) any and all amendments, renewals, extensions or guarantees thereof.

         1.10 "Leased Property" means any property leased or to be leased by Borrower to a Lessee pursuant to a Lease; the term "Leased Property" includes all of Borrower's Inventory or Equipment so leased and any and all additions, improvements, accessions, attachments, upgrades (except to the extent such upgrades are severable without diminishing the value of the underlying Leased Property), replacements and substitutions thereto and therefor.

         1.11 "Lessee" means the lessee(s) or obligor(s) responsible for payment and/or performance under a Lease.

         1.12 "Liability" or "Liabilities" means all existing and future recourse liabilities of Borrower to Lender, including without limitation, the obligations of Borrower under Sections 2.5, and 12.4 of this Agreement and all other recourse liabilities and obligations of every kind or nature whatsoever of Borrower to Lender, whether now existing or hereafter incurred, joint or several, matured or unmatured, direct or indirect, primary or secondary, related or unrelated or due or to become due, including but not limited to, any extensions, modifications, substitutions, increases and renewals thereof, and substitutions therefor.

         1.13 "New Jersey Uniform Commercial Code" shall mean the Uniform Commercial Code as enacted in New Jersey as the same shall be amended from time to time.

         1.14 "Note" means all notes evidencing the Loan made by Lender to Borrower hereunder, as may be amended, modified, replaced or restated from time to time.

         1.15 All other capitalized terms used but not defined herein shall have the meanings ascribed thereto in the New Jersey Uniform Commercial Code unless the text clearly indicates otherwise.

SECTION 2.        The Loans

         2.1 Preconditions to Loan. All of the following events must occur prior to Lender making the Loan hereunder:

                           (a)  The  Board  of  Directors  and,  if  stockholder
approval is deemed necessary, the stockholders of Borrower shall have adopted appropriate general or specific resolutions authorizing the execution and delivery of this Agreement and the taking of all action called for herein;

                           (b) Counsel for Borrower shall have furnished general
or specific opinions satisfactory to Lender that include without limitation that the corporate action of Borrower referred to in Section 2.1(a) is satisfactory to such counsel and that this Agreement has been duly authorized, executed and delivered by the Borrower, and it constitutes, and the Loan to Borrower hereunder will constitute, legal, valid and binding obligations of Borrower in accordance with the terms of this Agreement;

                           (c) There must not exist an Event of Default or event
which with the lapse of time or notice or both would become an Event of Default under Section 7;

                           (d) There has been no material  adverse change in the
business, operations or condition (financial or otherwise) of Borrower since the date of the most recent financial statement of Borrower delivered to the Lender;

                           (e) Borrower has  delivered or caused to be delivered
such other documents, instruments and agreements reasonably required by Lender or required by the terms of this Agreement; and

                           (f) Borrower  shall have  delivered  the following to
Lender:

                                    (i) A written  statement  setting  forth the
Lessee and a description of the Lease and the Leased Property;

                                    (ii) A fully  executed  counterpart  of this
Agreement;

                                    (iii) A Note  executed  by  Borrower in form
and substance satisfactory to Lender;

                                    (iv)  Invoices  showing the true cost of the
Leased Property net of any servicing or maintenance charges, brokers' fees or similar type of "soft costs";

                                    (v)  Uniform   Commercial   Code   financing
statements listing Lender as secured party and Borrower as debtor, to be filed in all locations satisfactory to Lender;

                                    (vi)  Each  original   counterpart  of  each
Lease, together with, if Borrower is not the original lessor, an original counterpart of an assignment of the Lease to Borrower by the original and intermediary lessors thereof;

                                    (vii) The original Certificate of Acceptance
evidencing that the Lessee has received and accepted the Leased Property;

                                    (viii)  The Notice  and  Acknowledgement  of
Assignment of Lease executed and delivered by Lessee agreeing to pay Lender directly;

                                    (ix) All guaranties,  agreements,  sureties,
insurance policies, subordination agreements and opinions of counsel arising pursuant to or in connection with, the Collateral;

                                    (x) Such additional UCC financing statements
as Lender may request in number, form and substance satisfactory to Lender necessary to perfect Lender's security interest in the Lease and Leased Property including without limitation UCC-1 financing statements filed by Borrower, as secured party, against Lessee, as Debtor, and assigned to Lender;

                                    (xi)  Such  UCCs,   federal  tax  lien,  and
judgment searches as Lender requests showing that the Collateral is free and clear of all liens, claims and encumbrances other than those granted to Lender hereunder;

                                    (xii) Such other agreements, instruments and
documents and information (financial or otherwise) concerning Borrower or Lessee as Lender may reasonably request; and

                                    (xiii)  Evidence  that  Leased  Property  is
insured against all risks in form and amount, with an insurer satisfactory to Lender, against fire (with extended coverage), liability and such other hazards as are customary with companies in the same or similar business as the Lessee and cause Lender's security interest as indicated in Section 3.1, to be endorsed on all policies of insurance as lender loss payee, so that: (i) all payments for losses will be paid solely to Lender; (ii) the policy shall cover and insure Lender's interest in the Collateral notwithstanding any act or neglect of Borrower or Lessee, and (iii) the Borrower shall furnish Lender upon request with evidence of such insurance together with a certificate thereof requiring not less than thirty (30) days written notice to Lender prior to cancellation or termination.

         2.2 Limited Recourse Loan. Upon the occurrence of all events set forth in Section 2.1 above, and simultaneously with the execution hereof (the "Closing") and of all instruments or documents necessary or in the opinion of Lender proper to effectuate the intention of the parties hereto, the Lender shall lend to Borrower the sum of $1,581,452.26 for the purpose of financing Leases or Leased Property on a limited recourse basis ("Loan").

         2.3 Interest. Interest on the outstanding principal balance of the Loan will be paid monthly (with such payments coinciding with the lease payments on the Collateral) at the per annum rate equal to nine and 50/100 percent (9.50%) ("Contract Rate"). Upon the occurrence of an Event of Default hereunder, interest shall accrue on the outstanding principal balance of the Loan at a per annum rate of three percent (3%) in excess of the Contract Rate except, however, where any amount due by Lessee under the Lease is more than five (5) days past due, interest on such amount shall accrue at the interest rate set forth in the Lease. Interest shall be charged on a 360 day year counting the actual days elapsed. Interest at the applicable rate shall be paid and continue to be paid even after default, maturity, acceleration, recovery of judgment, Bankruptcy, insolvency proceedings of any kind or the happening of any event or occurrence similar or dissimilar. In no event shall any interest accrued pursuant to the second sentence of this paragraph be a recourse liability of Borrower unless the same accrued as a result of an Event of Default which gives rise to a Liability.

         2.4 Invoices. Each month, Lessor under the Lease shall render to Lessee, an invoice for the Lease payments due and owing. Lessee shall be instructed to, and shall agree to, make all payments under the Lease directly to Lender to be applied against the Loan balance.

         2.5 Reimbursement of Expenses. It is anticipated that Borrower and Lender will enter into a series of loan transactions on the date hereof ("Transactions") and in conjunction therewith Borrower shall pay Lender the aggregate sum of $7,500 for all out of pocket expenses of any kind incurred by Lender in connection with the Transactions, including reasonable attorneys fees, UCC searches, the cost of filing financing statements, continuation, amendment and termination statements, search fees and any other fees incurred solely in connection with the negotiation, drafting and closing of the Transactions and perfection of its security interest in the Collateral.

         2.6 Use of Proceeds. The proceeds of the Loan shall be used solely to finance or refinance Borrower's purchase of the Lease(s) or Leased Property.

         2.7 Limited Recourse. Subject to the Lender's rights and Borrower's recourse liability under Sections 2.5 and 12.4 or as otherwise agreed to between Borrower and Lender from time to time, Lender's recourse against Borrower under the Note shall be limited to the Collateral.

SECTION 3.        Collateral

         3.1 Security Interest. As security for repayment of the Loan and all Liabilities of Borrower to Lender arising hereunder or under the Note, Borrower grants to Lender a first priority security interest in, and assigns to Lender the Collateral.

         3.2 Financing Statements. Borrower will, from time to time, join with Lender in executing financing statements, assignments and continuation statements, under the Uniform Commercial Code covering the Collateral and any portion thereof and such other instruments and documents as may be necessary to perfect Lender's security interest in the Collateral or otherwise effectuate the purposes of this Agreement. Borrower irrevocably grants to Lender a power of attorney to execute for Borrower all such financing statements, and any amendments thereto. Further, Borrower irrevocably authorizes the filing of a carbon, photographic or other reproduction of this Agreement or of a financing statement as a financing statement and agrees that such filing is sufficient as a financing statement.

         3.3 Sole Original Leases. Borrower shall deliver the sole original of Counterpart 1 of each Lease Schedule to the Lender and all other existing copies of such Leases shall be marked "copy" or "this lease has been assigned to Interpool, Inc. as security for the obligations pursuant to that Limited Recourse Loan and Security Agreement dated March 27, 1998." For purposes of this paragraph the term "sole original of Counterpart 1 of each Lease Schedule" shall not include a master lease agreement where a schedule to a master lease agreement is assigned to the Lender and such schedule incorporates the terms of such master lease agreement by reference and the schedule is a separate lease for "chattel paper" purposes under the Uniform Commercial Code and possession of such schedule constitutes possession of "chattel paper" under the Uniform Commercial Code.

SECTION 4.        Representations and Warranties

                  The Borrower represents and warrants to the Lender, which representations and warranties shall survive the execution hereof and all action hereunder as follows:

         4.1 Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of its incorporation and has the power to carry on its business as now constituted, is qualified as a foreign corporation and is in good standing in other jurisdictions where the nature of its business makes such qualification necessary.

         4.2 The execution and delivery by Borrower of this Agreement and the performance by it of the transactions herein contemplated are and will be within its corporate powers, have been and will be duly authorized, and are not and will not be in contravention of any order of court or other agency of government, of law or the terms of its Articles of Incorporation, By-Laws, or of any indenture, agreement or undertaking to which it is a party or by which it or its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of Borrower's properties.

         4.3 This Agreement, the Note, all Leases and any assignment or other document when delivered, will be the valid, legal and binding obligations of Borrower, enforceable in accordance with their respective terms.

         4.4 There are no suits in law or equity or proceedings before any governmental instrumentality or agency against Borrower, now pending or to the knowledge of Borrower's officers is there threatened or likely any litigation or any proceedings against or affecting Borrower, the outcome of which might materially and adversely affect the Collateral.

         4.5 All Collateral is free and clear of all liens, claims, encumbrances and security interests, except those granted to Lender hereunder.

         4.6 All taxes, federal, state and local, due by Borrower have been paid or accrued to date.

         4.7 Borrower's tax identification number is as follows: 38-237-9524.

         4.8 All operations of the Borrower have been carried on in accordance with all applicable laws, statutes, ordinances, rules and regulations. No investigation by any governmental authority, federal, state or local, is pending or threatened against Borrower.

         4.9 All places of business of Borrower are listed on Exhibit "4.9" attached hereto and made a part hereof.

         4.10 Within five (5) years prior to the Closing, Borrower has not conducted business under or used any other name (whether corporate or assumed).

         4.11 The following representations and warranties are made with respect to each Lease and/or items of Leased Property and shall be true and correct at the time each such Lease is assigned to Lender:

                           (a) Each Lease is genuine,  based on  contracts  that
are enforceable in accordance with its terms against the Lessee and the Leased Property named and referenced therein, constitutes the entire agreement for the leasing of the Leased Property thereby covered, has not been altered or amended, except as set forth in the related schedules, and Borrower's Books and Records relating thereto are accurate, complete and genuine;

                           (b)  The  sole   original  of  each  Lease  has  been
delivered to Lender and any counterpart of any lease which has not been delivered to the Lender bears the legend "Copy" or "This Lease has been assigned to Interpool, Inc. as security for the obligations pursuant to that certain Limited Recourse Loan and Security Agreement dated March 27, 1998," or similar language on the face thereof;

                           (c)  Where  the  Lease  consists  of a  Master  Lease
Agreement and specific schedules which describe the terms of any specific items to be leased pursuant to such schedule, delivery of the original schedule shall constitute delivery of the original Lease, provided that the terms of the Master Lease Agreement and the schedule make it clear that for purposes of "Chattel Paper" under the Uniform Commercial Code, the sole original schedule delivered to Lender is a separate lease and that possession of such schedule constitutes possession of "Chattel Paper" under the Uniform Commercial Code;

                           (d) With respect to each Lease,  unless Lender agrees
otherwise in writing, Borrower will file within ten (10) days of receipt by Lessee of possession of Leased Property, such UCC financing statements (listing Borrower as Secured Party, the Lessee as Debtor, Lender as Assignee and such Leased Property as Collateral) in such locations as would be required by applicable law (if Borrower were a Secured Party and Lessee were a Debtor) in order to perfect a security interest in such Leased Property under the UCC in favor of Lender as Borrower's Assignee;

                           (e) The  original  amount and unpaid  balance of each
Lease shown on Borrower's Books and Records and on any statement or schedule delivered to Lender in connection therewith is the true and correct amount actually owed to Lender, no portion of which, except as specifically provided for in the Lease, has been prepaid;

                           (f) The amounts due under the Leases are not and will
not be subject to any claim or reduction, counterclaim, setoff, recoupment, or any other claim, allowance or adjustment and no Lease has been re-negotiated, restructured or compromised except as renewed in the ordinary course of business;

                           (g)  All   security   agreements,   title   retention
instruments and other documents and instruments which are security for any Lease, and/or each Lease, contained a correct and sufficient description of the Leased Property covered thereby and all security interests granted therein to Borrower (either directly or as assignee) have been properly perfected and assigned to Lender;

                           (h)  Borrower  has not and  will not  enter  into any
agreement with a Lessee of any Leased Property which provides, directly or indirectly, for the crediting of any obligation or liability of Borrower to such Lessee against future rentals accruing under the Lease;

                           (i)  Each  item  of  Leased   Property   is  in  good
condition, ordinary wear and tear excepted, has not been lost, stolen, destroyed or damaged;

                           (j) Each item of Leased  Property has been  delivered
to and, in all instances, unconditionally accepted by the Lessee and has not been removed from service or the place of installation indicated in the Lease;

                           (k) Each Lease has been duly  executed  by the lessor
named therein and each Lessee, and is a valid, legal and binding obligation of Borrower, and such Lessee, and is enforceable against Borrower and such Lessee in accordance with its terms. Following the making of the Loan in accordance with Borrower's instructions to Lender, Borrower, subject to the security interest of Lender, will be the sole owner of the Collateral and has the authority to assign all of its right, title and interest therein upon the terms herein set forth;

                           (l) All costs,  fees, and expenses incurred in making
and closing each of the Leases has been paid and each Lease is or will be current at the time of the assignment thereof to Lender. No event exists which with the giving of notice or the passage of time or both, will result in the occurrence of a default of any obligation as expressed in any Lease;

                           (m) All rentals,  fees,  costs,  expenses and charges
paid or payable by the Lessee under any Lease, including without limitation, any brokerage and other fees paid to Borrower do not violate any laws relating to the maximum fees, costs, expenses or charges that can be charged in any state in which any Leased Property is located or in which the corresponding Lessee is located, or in which a transaction was consummated, or in any other state which may have jurisdiction with respect to any such Leased Property, Lease or Lessee;

                           (n) Lender has a first lien security  interest in the
Collateral subject to no other security interest or other interest. Borrower has taken all steps necessary to maintain Lender's first lien security interest in the Collateral, including, if required, perfecting the Borrower's security interest through filing financing statements, amendments thereto, or assignments;

                           (o) Each item of Leased  Property has been insured in
the ordinary course of Borrower's or the corresponding Lessee's business;

                           (p) Neither  Borrower  nor to the best of  Borrower's
knowledge has any lessor or prior lender holding a security interest in any of the Collateral received notice of a Bankruptcy, receivership, reorganization, insolvency or financial embarrassment of any Lessee;

                           (q)  No  Lessee  is a  subsidiary,  or  affiliate  of
Borrower, or under common control with Borrower or is an officer or employee of Borrower;

                           (r) No Lease is a Defaulted Lease;

                           (s)  No  Lease   constitutes   a   sublease   of  the
corresponding Leased Property.

SECTION 5.        Affirmative Covenants

                           Borrower covenants with Lender as follows:

         5.1 Borrower will take the necessary steps to preserve its rights to conduct business in all jurisdictions in which the nature of its business shall require qualifications to do business or where the failure to so qualify may have a material adverse effect on the ability of Borrower or Lender to enforce any Lease or realize on any Leased Property.

         5.2 Borrower will notify Lender, in writing, not less than thirty (30) days prior to any change in the location of the Chief Executive Office or if the Collateral is moved to a location other than that specified in the corresponding Lease.

         5.3 Borrower will comply with and observe all laws, statutes, ordinances, rules and regulations material to the operation of its business and maintain all licenses and permits necessary for the operation of its business, and Borrower will pay all taxes, assessments and governmental charges required by law.

         5.4 Borrower shall permit Lender, and any representative designated by Lender, to visit and inspect any of Borrower's property, assets, Books and Records, and finance and other records, including, without limitation, financial statements and Leases, and to discuss Borrower's affairs, finances and accounts as they relate to the Collateral with Borrower's agents, officers and employees (including Borrower's independent accountants) at such reasonable times and as often as Lender may reasonably request.

         5.5 Unless Lender consents otherwise in writing, Borrower shall at all times keep all Collateral free and clear of all liens, encumbrances and security interests of every kind without limitation.

         5.6 Borrower shall mark its Books and Records to indicate the Lender's security interest in the Collateral, including the Lease(s) and, unless Lender consents otherwise in writing, Borrower shall retain title at all times to the Leased Property. However, where Lender consents in writing to an assignment of any of Borrower's right, title and interest in the Lease and/or the Collateral, (which consent shall not be unreasonably withheld) and provided Borrower complies with the requirements of a Transferee Agreement (which Transferee Agreement shall be the same in form and substance as that attached hereto as
Exhibit 5.6), Borrower may sell, assign or transfer its right, title and interest, subject always to the prior rights of Lender, in the Lease and/or Collateral.

         5.7 Borrower shall join with Lender to notify all Lessee(s) of the Lender's security interest in the Collateral and direct payment under the Lease(s) to be made directly to Lender and Lender may, in its own name or in the name of the Borrower collect, sue for and receive payment of any or all Lease(s), and settle, compromise and adjust the same on any terms as may be satisfactory to Lender, in its sole and absolute discretion for any reason or without reason.

         5.8 Borrower will immediately notify Lender of the institution or threat of any litigation, administrative proceeding or investigation or any other event or happening which might have a material adverse affect on the Collateral or Borrower's or Lender's ability to enforce their respective rights under the Lease(s).

         5.9 Borrower shall, at Lender's request, within ninety (90) days after the close of the fiscal year, furnish Lender with a complete financial audit prepared by Borrower's independent certified public accounting firm acceptable to Lender, including a balance sheet, income statement and statement of cash flows prepared in accordance with GAAP.


SECTION 6.        Negative Covenants

                  Borrower covenants with Lender that it will not:

         6.1 Without the prior written consent of Lender, sell, assign or transfer any portion of the Collateral. However, where Lender consents in writing to an assignment of any of Borrower's right, title and interest in the Lease and/or the Collateral, (which consent shall not be unreasonably withheld) and provided Borrower complies with the requirements of a Transferee Agreement (which Transferee Agreement shall be the same in form and substance as that attached hereto as Exhibit 5.6), Borrower may sell, assign or transfer its right, title and interest, subject always to the prior rights of Lender, in the Lease and/or Collateral.

         6.2 Without the prior written consent of Lender, liquidate, dissolve or discontinue normal operations with the intention to liquidate, dissolve, sell, lease, transfer or otherwise dispose of any substantial part of its assets. Lender acknowledges that the Borrower anticipates a merger with other entities that may occur during the term hereof, however, according to the terms thereof, Varilease Corporation will be a wholly owned subsidiary and will continue to operate in the same or like manner as prior to said merger.

         6.3 Without the prior written consent of Lender, permit the removal, other than in the ordinary course of business, of any Books and Records or Leased Property from the place of business where presently located.

         6.4 Without providing to Lender thirty (30) days prior written notice, change its name or any trade style it uses, or adopt any new name or trade style.


SECTION 7.        Events of Default

                  The occurrence of any one or more of the following events with respect to Borrower shall constitute an event of default ("Event of Default") hereunder:

         7.1 Termination of existence, business failure or the making of an assignment for the benefit of creditors;

         7.2 Non-payment of any sum or sums due to Lender or others hereunder or otherwise when due or non-performance of any contractual obligation to Lender including without limitation a breach of a Lease by the Lessee or Borrower that results in a Lease becoming a Defaulted Lease;

         7.3    Institution    of    Bankruptcy,    arrangement,    composition,
reorganization, liquidation or receivership proceedings, voluntary or involuntary, or the appointment of a receiver, trustee, conservator, sequestrator or other judicial representative, similar or dissimilar;

         7.4 Any financial statements of Borrower, warranties or representations herein, or in any other document or certificate heretofore or hereafter made by Borrower are false, misleading, incomplete or incorrect in any material manner;

         7.5 If Borrower has engaged in any activity which may reasonably result in the forfeiture of any Collateral to any governmental entity, federal, state or local; then, in any such event which is not cured within seven (7) days of the earlier of receipt of notice from Lender of the Event of Default or Borrower obtaining knowledge of the Event of Default, Lender, at its option may declare the unpaid principal balance, accrued interest, and all other sums due to Lender hereunder or otherwise immediately due and payable (except with respect to an Event of Default arising under paragraph 7.1 or 7.3 above, in which case all of Borrower's obligations and liabilities to Lender shall be automatically deemed to be immediately due and payable).

SECTION 8.        Remedies on Default

         8.1 (a) Upon the occurrence of an Event of Default hereunder, Borrower grants to Lender in addition to any rights, powers or remedies Lender may have under any applicable law, all of which shall be cumulative, the right, subject always to the rights of Lessees under the Leases, to do any or all of the following (which list is given by way of example and is not intended to be an exhaustive list of all rights and remedies):

                               (i) By its own means,  with or  without  judicial
assistance, enter any of Borrower's premises or other locations where Collateral is kept, and take possession of the Collateral, or render it unusable, or dispose of the Collateral on such premises without any liability for rent, storage, utilities or other sums, and Borrower shall not resist or interfere with such action; and

                               (ii) Lender  shall have all rights,  remedies and
powers of Borrower under the Leases as lessor, including without limitation, the right to collect and receive all rental, insurance proceeds and other payments, payable pursuant to the Leases; amend or terminate any Lease; and take such action upon default under any Lease, as any lessor may do, in Lender's or Borrower's name, including without limitation repossession of any Leased Property and commencement of suit, and to exercise any rights and remedies as lessor under the Lease(s).

                           (b) Anything herein to the contrary  notwithstanding,
the execution of this Agreement and the exercise by Lender of any of its rights hereunder shall not (i) release Borrower from any of its duties or obligations under the Leases, and (ii) shall not obligate Lender (x) to perform any of Borrower's obligations or duties under the Leases, or (y) to take any action to collect or enforce any claim for payment.

                           (c) Borrower  hereby agrees that a notice received by
it at least ten (10) days before the time of any intended public sale or at the time after which any private sale or other disposition of the Collateral is to be made, shall be deemed to be commercially reasonable notice of such sale or other disposition. If permitted by law, any Collateral which threatens to speedily decline in value or which is sold on a recognized market may be sold immediately by Lender without prior notice to Borrower.

         8.2 Lender shall have the right to proceed against all or any portion of the Collateral in any order and may apply such Collateral to the Liabilities of Borrower to Lender in any order. All rights and remedies granted Lender hereunder and under any agreement referred to herein, or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and Lender may proceed with any number of remedies at the same time until all existing and future Liabilities of Borrower to Lender, are satisfied in full. The exercise of any one right or remedy shall not be deemed a waiver or release of any other right or remedy, and upon the occurrence of an Event of Default, Lender may proceed against Borrower and/or the Collateral, at any time, under any agreement, with any available remedy and in any order.

         8.3 Notwithstanding anything to the contrary contained in this Section 8 or Section 7 above, the occurrence of an Event of Default due solely to the non-payment of sums owed to Lender resulting from a Lease becoming a Defaulted Lease shall constitute an Event of Default hereunder only with respect to the Loan and Lender's recourse to Borrower with respect to amounts due under such Loan shall be limited to the Collateral.

SECTION 9.        Termination

         9.1 Lender shall have the right to retain, until final payment in full of all Liabilities of the Borrower all of the Collateral and all of its rights with respect thereto; provided, however, that so long as no Event of Default has occurred, Lender shall release its lien on Collateral at the time the Loan is repaid in full. All terms, conditions and provisions of this Agreement shall remain in full force and effect until such time as all sums owed Lender hereunder are paid in full.

SECTION 10.       Waivers

         Borrower waives presentment, demand, protest, notice of default, non-payment, partial payments and all other notices and formalities relating to this Agreement other than notices specifically required hereunder. Borrower consents to and waives notice of the granting of indulgences or extensions of time or payment, the taking or releasing of security, the addition or release of persons primarily or secondarily liable on or with respect to the Liabilities. No delay by the Lender in exercising any right, power or remedy hereunder and no indulgence given to Borrower in case of any default shall impair any such right or power or be construed as a waiver of any default by Lender or any acquiescence therein or as a violation or waiver of any of the terms or provisions of this Agreement.

SECTION 11.       Notices

         All notices and other communications hereunder shall be in writing or confirmed in writing, and they shall be deemed to have been duly delivered or given, if hand delivered, if telecopied, if sent by nationally recognized overnight courier, or if mailed via certified mail, return receipt requested when delivered, as follows:


                  (a)      If to Borrower:
                           Varilease Corporation
                           28525 Orchard Lake Road
                           Farmington Hills, MI  48334

                           Attention: Gary F. Miller, Senior Vice President Telecopy:(248) 488-0162

                  (b)      If to Lender:
                           Interpool, Inc.
                           211 College Road East
                           Princeton, NJ 08540

                           Attention:Raoul J. Witteveen, President
                           Telecopy: (609)951-0362

                                              and

                           Interpool, Inc.
                           211 College Road East
                           Princeton, NJ 08540

                           Attention:  Richard W. Gross, Senior Vice
                                              President
                           Telecopy:  (609)951-0362

                                            and

                           MicroTech Leasing Corporation
                           211 College Road East
                           Princeton, NJ  08540

                           Attention:  Allen M. Olinger, President
                           Telecopy:  (609) 987-1011

SECTION 12.       Miscellaneous

         12.1 Borrower agrees that Lender may sell or assign this Loan or grant participation(s) in this Loan and may without liability furnish information with respect to this Loan to any prospective purchaser, assignee or participant(s).

         12.2 Borrower hereby irrevocably appoints Lender as Borrower's attorney in fact with full authority in the place and stead of Borrower and in the name of Borrower, Lender or otherwise in Lender's discretion, to take any action and to execute any instrument, agreement or document which Lender may reasonably deem necessary or advisable to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, Lender may:

                           (a) obtain  and adjust  insurance  that  Borrower  or
Lessee is required to maintain;

                           (b) ask, demand, collect, sue for, recover, compound,
receive or give acquittance and receipts for money due and to become due under or in respect of any of the Collateral;

                           (c) receive,  endorse and collect any drafts or other
instruments, documents or chattel paper, in connection with (a) or (b) above;

                           (d) after the occurrence of an Event of Default, file
any claim or take any action or institute any proceedings which Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender with respect to any of the Collateral; and

                           (e) after the occurrence of an Event of Default, with
respect to a Defaulted Lease, execute in Borrower's name, a bill of sale relating to any Collateral, transferring title to such Collateral to a third party purchaser.

         12.3 If Borrower fails to perform any agreement contained herein, Lender may (but is not obligated to) perform or cause performance of, such agreement, at Borrower's expense payable on demand.

         12.4 (a) Borrower shall pay, on demand, all of Lender's costs and expenses (including but not limited to all legal fees and costs) (i) in connection with the negotiation or preparation of any extensions, modifications, amendments, waivers or consents to this Agreement, any note, or any other instrument, agreement or document in connection herewith (but not including the Lease(s) or corresponding equipment schedules and agreements), and (ii) in connection with the enforcement of any right, remedy or power pursuant to this Agreement, any note or any other instrument, agreement, or document in connection herewith as such rights pertain to the Liabilities. In no event shall Borrower be personally liable for any of said costs or fees relating to a default by the Lessee under the Lease which does not also constitute or result in a breach of any representation, warranty or covenant made by Borrower to or in favor of Lender; and

                           (b) Borrower  shall  indemnify,  defend (with counsel
satisfactory to Lender) and hold harmless Lender against and in respect of (i) any loss, damage or deficiency related to any breach of warranty or representation or non-fulfillment of any agreement by Borrower under this Agreement or any related instrument, agreement, document, schedule, exhibit or other legal obligations in connection herewith, and (ii) all actions, suits, proceedings, demands, assessments, judgments, costs, legal fees and expenses incident to any of the foregoing. Any amount reasonably required to be paid pursuant to the foregoing shall be paid by Borrower to Lender on demand and may at Lender's option be deducted from or set off against any existing or future debt, liability or obligation of Lender to Borrower relating to this transaction. In no event shall Borrower be personally liable for any of said costs or fees relating to a default by the Lessee under the Lease which does not also constitute or result in a breach of any representation, warranty or covenant made by Borrower to or in favor of Lender.


         12.5 This Agreement and all rights hereunder shall be governed by the substantive law of the State of New Jersey. This Agreement shall bind Lender and Borrower and shall inure to the benefit of Lender and the terms "Lender" and "Borrower" as used in this Agreement shall include the respective parties and their respective successors and assigns.

         12.6 The terms of this Agreement shall be in addition to those of any other evidence of liability held by the Lender, all of which shall be construed as complementary to each other, except as herein otherwise expressly provided and such other agreements, instruments and documents not modified or superseded pursuant to the terms hereof remain in full force and effect.

         12.7 This Agreement contains the entire agreement between the parties hereto and may not be modified or changed in any way except in writing signed by all parties.

         12.8 Any express waiver by Lender of any power, right, remedy, obligation or duty shall not under any circumstances be deemed to constitute a waiver of Lender's powers, rights or remedies upon the later occurrence or reoccurrence of any event, transaction or matter. No course of dealing between Lender and Borrower shall operate as or be deemed to constitute a waiver of Lender's rights hereunder or affect the duties or obligations of Borrower.

         12.9 All powers, rights and remedies of Lender hereunder shall be cumulative and not exclusive of other powers, rights or remedies granted or available to Lender under any applicable law unless specifically stated otherwise.

         12.10 All warranties, covenants and representations, whether affirmative or negative, shall survive the making of this Agreement and the loan of monies hereunder and each shall be deemed to be continuing in force and effect and substantial and material in nature.

         12.11 Borrower irrevocably consents to the exclusive jurisdiction of the State Courts of New Jersey or the United States District Court for the District of New Jersey in any and all actions and proceedings whether arising hereunder or under any other agreement or undertaking and irrevocably agrees to service of process by certified mail, return receipt requested to the address of Borrower set forth herein.

         12.12 Borrower waives and shall not interpose any objection of forum non conveniens or to venue and waives any right to remove any proceeding commenced in a state court to a federal court.

         12.13 BORROWER AND LENDER AS INDEPENDENT COVENANTS IRREVOCABLY WAIVE JURY TRIAL AND THE RIGHT THERETO IN ANY AND ALL DISPUTES BETWEEN BORROWER AND LENDER WHETHER HEREUNDER OR UNDER ANY OTHER AGREEMENTS, NOTES, PAPERS, INSTRUMENTS OR DOCUMENTS HERETOFORE, NOW OR HEREAFTER EXECUTED.

         12.14 Headings preceding the text of the several Sections hereof are for the convenience of reference only and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

         12.15 This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

         12.16 All instruments, agreements and documents to be executed or delivered by Borrower shall be in form and substance satisfactory to Lender in its sole discretion.

         12.17    Time is of the essence.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

LENDER:                                     Interpool, Inc.


ATTEST: /s/ Kathleen Francis                BY: /s/ Richard W. Gross
        -----------------------------           ------------------------------
        Kathleen Francis
        Assistant Secretary
                                            Name: Richard W. Gross

                                            Title: Senior Vice President



BORROWER:                                   VARILEASE CORPORATION


ATTEST: /s/ Jennifer Charles-Rentz          BY: /s/ Marjorie Biglin
            -----------------------             -------------------------------

                                            Name: Marjorie Biglin

                                            Title: Assistant Secretary

                                  SCHEDULE "A"


                                     LEASES

                          TERM NOTE (LIMITED RECOURSE)

$1,265,300.08                                           Princeton, NJ
                                                        March 27, 1998


         FOR VALUE RECEIVED and intending to be legally bound, the undersigned, Varilease Corporation ("Borrower"), a Michigan corporation, with a place of business at 28525 Orchard Lake Road, Farmington Hills, MI 48334, promises to pay, in lawful money of the United States, to the order of Interpool, Inc. and its assigns ("Lender"), at Lender's offices at 211 College Road East, Princeton, NJ 08540, the sum of One Million Two Hundred Sixty Five Thousand Three Hundred and 08/100 ($1,265,300.08) Dollars in thirty-six (36) equal consecutive monthly installments of principal and interest of $40,266.00 each commencing on April 1, 1998 and on the first day of each month thereafter with a final payment of the entire outstanding principal balance of the Loan and all accrued but unpaid interest, fees, costs and expenses due on March 1, 2001. The actual amount due and owing from time to time hereunder shall be evidenced by Lender's records of disbursements and receipts with respect to the Loan which shall be presumptive conclusive evidence of such amount.

         Interest shall accrue on the unpaid principal amount outstanding hereunder from time to time at the per annum rate equal to nine and one-half percent (9.50%) ("Contract Rate"). Interest shall be calculated on a basis of a year of 360 days but computed for the actual number of days elapsed. After the occurrence of an Event of Default (as defined in the Loan Agreement) such rate shall be increased to a per annum rate equal to three percent (3%) in excess of the Contract Rate. In no event shall the amount of interest paid or agreed to be paid to Lender hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto. In such event, the interest rate shall automatically be reduced to the maximum rate permitted by such law and Lender shall apply any such excess to principal, in the inverse order of maturity.

         This Term Note is the Note referred to in the Limited Recourse Loan and Security Agreement between Borrower and Lender dated of even date herewith ("Loan Agreement"). This Term Note ("Note") shall evidence Borrower's obligation to repay all sums advanced by Lender pursuant to this Note, provided however that Borrower's obligations under this Note are with limited recourse as more fully set forth below and in the Loan Agreement. If Borrower fails to make any payment required hereunder or if an Event of Default occurs under the Loan Agreement, Lender may declare Borrower in default hereunder and declare the unpaid principal balance of this Note to be immediately due and payable. Lender shall thereupon have the option at any time and from time to time to exercise all rights and remedies set forth herein, and in the Loan Agreement, as well as all rights and remedies otherwise available to Lender at law or in equity, to collect the unpaid indebtedness hereunder and thereunder. This Note is secured by the Collateral described in the Loan Agreement. This Note may be prepaid only in accordance with the terms and conditions of the Loan Agreement.

         Borrower  hereby waives protest,  demand,  notice of nonpayment and all other notices in connection with the delivery, acceptance, performance or enforcement of this Note. Any failure or delay of Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time or times. The waiver by Lender of a breach or default of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach or default thereof. Subject to the terms of the Loan Agreement, Borrower agrees to reimburse Lender for all expenses, including, without limitation, attorneys' fees, incurred by Lender to enforce the provisions of this Note, to protect, preserve and defend Lender's rights under the Loan Agreement, and collect Borrower's obligations hereunder as described in the Loan Agreement.

         Notwithstanding the entry of any judgment under this Note, the unpaid principal balance under this Note shall continue to bear interest at the applicable rate set forth above.

         This Note shall be construed and governed by the laws of the State of New Jersey, without regard to its otherwise applicable principles of conflict of laws. The provisions of this Note are severable and the invalidity or unenforceability of any provision shall not alter or impair the remaining provisions of this Note. All capitalized terms not otherwise defined herein shall have the respective meanings as set forth in the Loan Agreement.

         BORROWER AND LENDER AS INDEPENDENT COVENANTS IRREVOCABLY WAIVE JURY TRIAL AND THE RIGHT THERETO IN ANY AND ALL DISPUTES BETWEEN BORROWER AND LENDER WHETHER HEREUNDER OR UNDER ANY OTHER AGREEMENTS, NOTES, PAPERS, INSTRUMENTS OR DOCUMENTS HERETOFORE, NOW OR HEREAFTER EXECUTED.

         Lender, and any subsequent holder of this Note, by acceptance of the Note agrees that except as provided in the Loan Agreement, Borrower shall have no personal liability or obligation with respect to payment of principal, interest and other amounts payable under this Note and such amounts are payable from the proceeds received by Lender (or the Lender's successors or assigns) from Lender's right, title and interest in and to the Collateral.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrower has executed these presents the day and year first above written.

VARILEASE CORPORATION


By: /s/ Marjorie Biglin                 Attest: /s/ Jennifer Charles-Rentz
    -------------------------------             -------------------------------
Name: Marjorie Biglin

Title: Assistant Secretary

                                LIMITED RECOURSE
                           LOAN AND SECURITY AGREEMENT


         AGREEMENT made this 27th day of March, 1998, by and among Varilease Corporation ("Borrower"), a Michigan corporation and Interpool, Inc. ("Lender"), a Delaware corporation.


                               B A C K G R O U N D

         A. Borrower is in the business of leasing personal property to third party lessees. Borrower desires to borrow funds on a limited recourse basis from Lender and Lender is willing to lend such funds to Borrower under the terms and provisions set forth below.

         B. The parties desire to define the terms and conditions of the Loan as defined in Section 2.2 and to reduce their agreements to writing.

         NOW, THEREFORE, with the foregoing Background incorporated herein by reference and intending to be legally bound, the parties hereto agree as follows:

SECTION 1.        Definitions

         1.1 "Books and Records" means all of Borrower's original ledger cards, payment schedules, credit applications, contract rights, liens, security instruments, guarantees and other General Intangibles relating in any way to the Lease(s) or Leased Property.

         1.2 "Collateral" means the Lease(s), Leased Property and all now or hereafter existing Books and Records and all cash and noncash proceeds, thereof, including insurance proceeds.

         1.3 "Contract Rate" shall have the meaning set forth in Section 2.3.

         1.4 "Defaulted Lease" means any Lease where (i) the Lessee is in default under the terms of such Lease, (ii) the Lease or Leased Property is subject to any tax lien or security interest, lien or encumbrance other than Lender's, except as otherwise consented to by Lender in writing, or (iii) the Lessee has prepaid any amounts and such prepayment has not been delivered to Lender within ten days of receipt by Borrower, or (iv) the Leased Property is destroyed.

         1.5 "Equipment" shall have the meaning ascribed thereto in the New Jersey Uniform Commercial Code.

         1.6 "GAAP" means generally accepted accounting principles and practices at the time for companies engaged in similar businesses, consistently applied.

         1.7 "General Intangibles" shall have the meaning ascribed thereto in the New Jersey Uniform Commercial Code and shall include, but not be limited to, all contract rights (including without limitation rights under remarketing agreements), chattel paper, documents, instruments, books, records, ledgers, journals, check books, print outs, designs, computer programs, computer tapes, customer lists, causes of action, claims, goodwill, designs and plans, licenses, license agreements, tax and all other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, patents, patent application, trademarks, trade names, trade styles, trademark applications and copyrights.

         1.8 "Inventory" shall have the meaning ascribed thereto in the New Jersey Uniform Commercial Code.

         1.9 "Lease" means all of Borrower's Accounts, Documents, General Intangibles, Instruments and Chattel Paper arising in connection with each and every equipment lease and/or schedule to a master lease agreement identified on Schedule "A" attached hereto and made a part hereof. The term "Lease" includes
(i) all payments to be made thereunder, (ii) all rights of Borrower therein, and
(iii) any and all amendments, renewals, extensions or guarantees thereof.

         1.10 "Leased Property" means any property leased or to be leased by Borrower to a Lessee pursuant to a Lease; the term "Leased Property" includes all of Borrower's Inventory or Equipment so leased and any and all additions, improvements, accessions, attachments, upgrades (except to the extent such upgrades are severable without diminishing the value of the underlying Leased Property), replacements and substitutions thereto and therefor.

         1.11 "Lessee" means the lessee(s) or obligor(s) responsible for payment and/or performance under a Lease.

         1.12 "Liability" or "Liabilities" means all existing and future recourse liabilities of Borrower to Lender, including without limitation, the obligations of Borrower under Sections 2.5, and 12.4 of this Agreement and all other recourse liabilities and obligations of every kind or nature whatsoever of Borrower to Lender, whether now existing or hereafter incurred, joint or several, matured or unmatured, direct or indirect, primary or secondary, related or unrelated or due or to become due, including but not limited to, any extensions, modifications, substitutions, increases and renewals thereof, and substitutions therefor.

         1.13 "New Jersey Uniform Commercial Code" shall mean the Uniform Commercial Code as enacted in New Jersey as the same shall be amended from time to time.

         1.14 "Note" means all notes evidencing the Loan made by Lender to Borrower hereunder, as may be amended, modified, replaced or restated from time to time.

         1.15 All other capitalized terms used but not defined herein shall have the meanings ascribed thereto in the New Jersey Uniform Commercial Code unless the text clearly indicates otherwise.

SECTION 2.        The Loans

         2.1 Preconditions to Loan. All of the following events must occur prior to Lender making the Loan hereunder:

                           (a)  The  Board  of  Directors  and,  if  stockholder
approval is deemed necessary, the stockholders of Borrower shall have adopted appropriate general or specific resolutions authorizing the execution and delivery of this Agreement and the taking of all action called for herein;

                           (b) Counsel for Borrower shall have furnished general
or specific opinions satisfactory to Lender that include without limitation that the corporate action of Borrower referred to in Section 2.1(a) is satisfactory to such counsel and that this Agreement has been duly authorized, executed and delivered by the Borrower, and it constitutes, and the Loan to Borrower hereunder will constitute, legal, valid and binding obligations of Borrower in accordance with the terms of this Agreement;

                           (c) There must not exist an Event of Default or event
which with the lapse of time or notice or both would become an Event of Default under Section 7;

                           (d) There has been no material  adverse change in the
business, operations or condition (financial or otherwise) of Borrower since the date of the most recent financial statement of Borrower delivered to the Lender;

                           (e) Borrower has  delivered or caused to be delivered
such other documents, instruments and agreements reasonably required by Lender or required by the terms of this Agreement; and

                           (f) Borrower  shall have  delivered  the following to
Lender:

                                    (i) A written  statement  setting  forth the
Lessee and a description of the Lease and the Leased Property;

                                    (ii) A fully  executed  counterpart  of this
Agreement;

                                    (iii) A Note  executed  by  Borrower in form
and substance satisfactory to Lender;

                                    (iv)  Invoices  showing the true cost of the
Leased Property net of any servicing or maintenance charges, brokers' fees or similar type of "soft costs";

                                    (v)  Uniform   Commercial   Code   financing
statements listing Lender as secured party and Borrower as debtor, to be filed in all locations satisfactory to Lender;

                                    (vi)  Each  original   counterpart  of  each
Lease, together with, if Borrower is not the original lessor, an original counterpart of an assignment of the Lease to Borrower by the original and intermediary lessors thereof;

                                    (vii) The original Certificate of Acceptance
evidencing that the Lessee has received and accepted the Leased Property;

                                    (viii)  The Notice  and  Acknowledgement  of
Assignment of Lease executed and delivered by Lessee agreeing to pay Lender directly;

                                    (ix) All guaranties,  agreements,  sureties,
insurance policies, subordination agreements and opinions of counsel arising pursuant to or in connection with, the Collateral;

                                    (x) Such additional UCC financing statements
as Lender may request in number, form and substance satisfactory to Lender necessary to perfect Lender's security interest in the Lease and Leased Property including without limitation UCC-1 financing statements filed by Borrower, as secured party, against Lessee, as Debtor, and assigned to Lender;

                                    (xi)  Such  UCCs,   federal  tax  lien,  and
judgment searches as Lender requests showing that the Collateral is free and clear of all liens, claims and encumbrances other than those granted to Lender hereunder;

                                    (xii) Such other agreements, instruments and
documents and information (financial or otherwise) concerning Borrower or Lessee as Lender may reasonably request; and

                                    (xiii)  Evidence  that  Leased  Property  is
insured against all risks in form and amount, with an insurer satisfactory to Lender, against fire (with extended coverage), liability and such other hazards as are customary with companies in the same or similar business as the Lessee and cause Lender's security interest as indicated in Section 3.1, to be endorsed on all policies of insurance as lender loss payee, so that: (i) all payments for losses will be paid solely to Lender; (ii) the policy shall cover and insure Lender's interest in the Collateral notwithstanding any act or neglect of Borrower or Lessee, and (iii) the Borrower shall furnish Lender upon request with evidence of such insurance together with a certificate thereof requiring not less than thirty (30) days written notice to Lender prior to cancellation or termination.

         2.2 Limited Recourse Loan. Upon the occurrence of all events set forth in Section 2.1 above, and simultaneously with the execution hereof (the "Closing") and of all instruments or documents necessary or in the opinion of Lender proper to effectuate the intention of the parties hereto, the Lender shall lend to Borrower the sum of $1,265,300.08 for the purpose of financing Leases or Leased Property on a limited recourse basis ("Loan").

         2.3 Interest. Interest on the outstanding principal balance of the Loan will be paid monthly (with such payments coinciding with the lease payments on the Collateral) at the per annum rate equal to nine and 50/100 percent (9.50%) ("Contract Rate"). Upon the occurrence of an Event of Default hereunder, interest shall accrue on the outstanding principal balance of the Loan at a per annum rate of three percent (3%) in excess of the Contract Rate except, however, where any amount due by Lessee under the Lease is more than five (5) days past due, interest on such amount shall accrue at the interest rate set forth in the Lease. Interest shall be charged on a 360 day year counting the actual days elapsed. Interest at the applicable rate shall be paid and continue to be paid even after default, maturity, acceleration, recovery of judgment, Bankruptcy, insolvency proceedings of any kind or the happening of any event or occurrence similar or dissimilar. In no event shall any interest accrued pursuant to the second sentence of this paragraph be a recourse liability of Borrower unless the same accrued as a result of an Event of Default which gives rise to a Liability.

         2.4 Invoices. Each month, Lessor under the Lease shall render to Lessee, an invoice for the Lease payments due and owing. Lessee shall be instructed to, and shall agree to, make all payments under the Lease directly to Lender to be applied against the Loan balance.

         2.5 Reimbursement of Expenses. It is anticipated that Borrower and Lender will enter into a series of loan transactions on the date hereof ("Transactions") and in conjunction therewith Borrower shall pay Lender the aggregate sum of $7,500 for all out of pocket expenses of any kind incurred by Lender in connection with the Transactions, including reasonable attorneys fees, UCC searches, the cost of filing financing statements, continuation, amendment and termination statements, search fees and any other fees incurred solely in connection with the negotiation, drafting and closing of the Transactions and perfection of its security interest in the Collateral.

         2.6 Use of Proceeds. The proceeds of the Loan shall be used solely to finance or refinance Borrower's purchase of the Lease(s) or Leased Property.

         2.7 Limited Recourse. Subject to the Lender's rights and Borrower's recourse liability under Sections 2.5 and 12.4 or as otherwise agreed to between Borrower and Lender from time to time, Lender's recourse against Borrower under the Note shall be limited to the Collateral.

SECTION 3.        Collateral

         3.1 Security Interest. As security for repayment of the Loan and all Liabilities of Borrower to Lender arising hereunder or under the Note, Borrower grants to Lender a first priority security interest in, and assigns to Lender the Collateral.

         3.2 Financing Statements. Borrower will, from time to time, join with Lender in executing financing statements, assignments and continuation statements, under the Uniform Commercial Code covering the Collateral and any portion thereof and such other instruments and documents as may be necessary to perfect Lender's security interest in the Collateral or otherwise effectuate the purposes of this Agreement. Borrower irrevocably grants to Lender a power of attorney to execute for Borrower all such financing statements, and any amendments thereto. Further, Borrower irrevocably authorizes the filing of a carbon, photographic or other reproduction of this Agreement or of a financing statement as a financing statement and agrees that such filing is sufficient as a financing statement.

         3.3 Sole Original Leases. Borrower shall deliver the sole original of Counterpart 1 of each Lease Schedule to the Lender and all other existing copies of such Leases shall be marked "copy" or "this lease has been assigned to Interpool, Inc. as security for the obligations pursuant to that Limited Recourse Loan and Security Agreement dated March 27, 1998." For purposes of this paragraph the term "sole original of Counterpart 1 of each Lease Schedule" shall not include a master lease agreement where a schedule to a master lease agreement is assigned to the Lender and such schedule incorporates the terms of such master lease agreement by reference and the schedule is a separate lease for "chattel paper" purposes under the Uniform Commercial Code and possession of such schedule constitutes possession of "chattel paper" under the Uniform Commercial Code.

SECTION 4.        Representations and Warranties

                  The Borrower represents and warrants to the Lender, which representations and warranties shall survive the execution hereof and all action hereunder as follows:

         4.1 Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of its incorporation and has the power to carry on its business as now constituted, is qualified as a foreign corporation and is in good standing in other jurisdictions where the nature of its business makes such qualification necessary.

         4.2 The execution and delivery by Borrower of this Agreement and the performance by it of the transactions herein contemplated are and will be within its corporate powers, have been and will be duly authorized, and are not and will not be in contravention of any order of court or other agency of government, of law or the terms of its Articles of Incorporation, By-Laws, or of any indenture, agreement or undertaking to which it is a party or by which it or its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of Borrower's properties.

         4.3 This Agreement, the Note, all Leases and any assignment or other document when delivered, will be the valid, legal and binding obligations of Borrower, enforceable in accordance with their respective terms.

         4.4 There are no suits in law or equity or proceedings before any governmental instrumentality or agency against Borrower, now pending or to the knowledge of Borrower's officers is there threatened or likely any litigation or any proceedings against or affecting Borrower, the outcome of which might materially and adversely affect the Collateral.

         4.5 All Collateral is free and clear of all liens, claims, encumbrances and security interests, except those granted to Lender hereunder.

         4.6 All taxes, federal, state and local, due by Borrower have been paid or accrued to date.

         4.7 Borrower's tax identification number is as follows: 38-237-9524.

         4.8 All operations of the Borrower have been carried on in accordance with all applicable laws, statutes, ordinances, rules and regulations. No investigation by any governmental authority, federal, state or local, is pending or threatened against Borrower.

         4.9 All places of business of Borrower are listed on Exhibit "4.9" attached hereto and made a part hereof.

         4.10 Within five (5) years prior to the Closing, Borrower has not conducted business under or used any other name (whether corporate or assumed).

         4.11 The following representations and warranties are made with respect to each Lease and/or items of Leased Property and shall be true and correct at the time each such Lease is assigned to Lender:

                           (a) Each Lease is genuine,  based on  contracts  that
are enforceable in accordance with its terms against the Lessee and the Leased Property named and referenced therein, constitutes the entire agreement for the leasing of the Leased Property thereby covered, has not been altered or amended, except as set forth in the related schedules, and Borrower's Books and Records relating thereto are accurate, complete and genuine;

                           (b)  The  sole   original  of  each  Lease  has  been
delivered to Lender and any counterpart of any lease which has not been delivered to the Lender bears the legend "Copy" or "This Lease has been assigned to Interpool, Inc. as security for the obligations pursuant to that certain Limited Recourse Loan and Security Agreement dated March 27, 1998," or similar language on the face thereof;

                           (c)  Where  the  Lease  consists  of a  Master  Lease
Agreement and specific schedules which describe the terms of any specific items to be leased pursuant to such schedule, delivery of the original schedule shall constitute delivery of the original Lease, provided that the terms of the Master Lease Agreement and the schedule make it clear that for purposes of "Chattel Paper" under the Uniform Commercial Code, the sole original schedule delivered to Lender is a separate lease and that possession of such schedule constitutes possession of "Chattel Paper" under the Uniform Commercial Code;

                           (d) With respect to each Lease,  unless Lender agrees
otherwise in writing, Borrower will file within ten (10) days of receipt by Lessee of possession of Leased Property, such UCC financing statements (listing Borrower as Secured Party, the Lessee as Debtor, Lender as Assignee and such Leased Property as Collateral) in such locations as would be required by applicable law (if Borrower were a Secured Party and Lessee were a Debtor) in order to perfect a security interest in such Leased Property under the UCC in favor of Lender as Borrower's Assignee;

                           (e) The  original  amount and unpaid  balance of each
Lease shown on Borrower's Books and Records and on any statement or schedule delivered to Lender in connection therewith is the true and correct amount actually owed to Lender, no portion of which, except as specifically provided for in the Lease, has been prepaid;

                           (f) The amounts due under the Leases are not and will
not be subject to any claim or reduction, counterclaim, setoff, recoupment, or any other claim, allowance or adjustment and no Lease has been re-negotiated, restructured or compromised except as renewed in the ordinary course of business;

                           (g)  All   security   agreements,   title   retention
instruments and other documents and instruments which are security for any Lease, and/or each Lease, contained a correct and sufficient description of the Leased Property covered thereby and all security interests granted therein to Borrower (either directly or as assignee) have been properly perfected and assigned to Lender;

                           (h)  Borrower  has not and  will not  enter  into any
agreement with a Lessee of any Leased Property which provides, directly or indirectly, for the crediting of any obligation or liability of Borrower to such Lessee against future rentals accruing under the Lease;

                           (i)  Each  item  of  Leased   Property   is  in  good
condition, ordinary wear and tear excepted, has not been lost, stolen, destroyed or damaged;

                           (j) Each item of Leased  Property has been  delivered
to and, in all instances, unconditionally accepted by the Lessee and has not been removed from service or the place of installation indicated in the Lease;

                           (k) Each Lease has been duly  executed  by the lessor
named therein and each Lessee, and is a valid, legal and binding obligation of Borrower, and such Lessee, and is enforceable against Borrower and such Lessee in accordance with its terms. Following the making of the Loan in accordance with Borrower's instructions to Lender, Borrower, subject to the security interest of Lender, will be the sole owner of the Collateral and has the authority to assign all of its right, title and interest therein upon the terms herein set forth;

                           (l) All costs,  fees, and expenses incurred in making
and closing each of the Leases has been paid and each Lease is or will be current at the time of the assignment thereof to Lender. No event exists which with the giving of notice or the passage of time or both, will result in the occurrence of a default of any obligation as expressed in any Lease;

                           (m) All rentals,  fees,  costs,  expenses and charges
paid or payable by the Lessee under any Lease, including without limitation, any brokerage and other fees paid to Borrower do not violate any laws relating to the maximum fees, costs, expenses or charges that can be charged in any state in which any Leased Property is located or in which the corresponding Lessee is located, or in which a transaction was consummated, or in any other state which may have jurisdiction with respect to any such Leased Property, Lease or Lessee;

                           (n) Lender has a first lien security  interest in the
Collateral subject to no other security interest or other interest. Borrower has taken all steps necessary to maintain Lender's first lien security interest in the Collateral, including, if required, perfecting the Borrower's security interest through filing financing statements, amendments thereto, or assignments;

                           (o) Each item of Leased  Property has been insured in
the ordinary course of Borrower's or the corresponding Lessee's business;

                           (p) Neither  Borrower  nor to the best of  Borrower's
knowledge has any lessor or prior lender holding a security interest in any of the Collateral received notice of a Bankruptcy, receivership, reorganization, insolvency or financial embarrassment of any Lessee;

                           (q)  No  Lessee  is a  subsidiary,  or  affiliate  of
Borrower, or under common control with Borrower or is an officer or employee of Borrower;

                           (r) No Lease is a Defaulted Lease;

                           (s)  No  Lease   constitutes   a   sublease   of  the
corresponding Leased Property.

SECTION 5.        Affirmative Covenants

                           Borrower covenants with Lender as follows:

         5.1 Borrower will take the necessary steps to preserve its rights to conduct business in all jurisdictions in which the nature of its business shall require qualifications to do business or where the failure to so qualify may have a material adverse effect on the ability of Borrower or Lender to enforce any Lease or realize on any Leased Property.

         5.2 Borrower will notify Lender, in writing, not less than thirty (30) days prior to any change in the location of the Chief Executive Office or if the Collateral is moved to a location other than that specified in the corresponding Lease.

         5.3 Borrower will comply with and observe all laws, statutes, ordinances, rules and regulations material to the operation of its business and maintain all licenses and permits necessary for the operation of its business, and Borrower will pay all taxes, assessments and governmental charges required by law.

         5.4 Borrower shall permit Lender, and any representative designated by Lender, to visit and inspect any of Borrower's property, assets, Books and Records, and finance and other records, including, without limitation, financial statements and Leases, and to discuss Borrower's affairs, finances and accounts as they relate to the Collateral with Borrower's agents, officers and employees (including Borrower's independent accountants) at such reasonable times and as often as Lender may reasonably request.

         5.5 Unless Lender consents otherwise in writing, Borrower shall at all times keep all Collateral free and clear of all liens, encumbrances and security interests of every kind without limitation.

         5.6 Borrower shall mark its Books and Records to indicate the Lender's security interest in the Collateral, including the Lease(s) and, unless Lender consents otherwise in writing, Borrower shall retain title at all times to the Leased Property. However, where Lender consents in writing to an assignment of any of Borrower's right, title and interest in the Lease and/or the Collateral, (which consent shall not be unreasonably withheld) and provided Borrower complies with the requirements of a Transferee Agreement (which Transferee Agreement shall be the same in form and substance as that attached hereto as
Exhibit 5.6), Borrower may sell, assign or transfer its right, title and interest, subject always to the prior rights of Lender, in the Lease and/or Collateral.

         5.7 Borrower shall join with Lender to notify all Lessee(s) of the Lender's security interest in the Collateral and direct payment under the Lease(s) to be made directly to Lender and Lender may, in its own name or in the name of the Borrower collect, sue for and receive payment of any or all Lease(s), and settle, compromise and adjust the same on any terms as may be satisfactory to Lender, in its sole and absolute discretion for any reason or without reason.

         5.8 Borrower will immediately notify Lender of the institution or threat of any litigation, administrative proceeding or investigation or any other event or happening which might have a material adverse affect on the Collateral or Borrower's or Lender's ability to enforce their respective rights under the Lease(s).

         5.9 Borrower shall, at Lender's request, within ninety (90) days after the close of the fiscal year, furnish Lender with a complete financial audit prepared by Borrower's independent certified public accounting firm acceptable to Lender, including a balance sheet, income statement and statement of cash flows prepared in accordance with GAAP.


SECTION 6.        Negative Covenants

                  Borrower covenants with Lender that it will not:

         6.1 Without the prior written consent of Lender, sell, assign or transfer any portion of the Collateral. However, where Lender consents in writing to an assignment of any of Borrower's right, title and interest in the Lease and/or the Collateral, (which consent shall not be unreasonably withheld) and provided Borrower complies with the requirements of a Transferee Agreement (which Transferee Agreement shall be the same in form and substance as that attached hereto as Exhibit 5.6), Borrower may sell, assign or transfer its right, title and interest, subject always to the prior rights of Lender, in the Lease and/or Collateral.

         6.2 Without the prior written consent of Lender, liquidate, dissolve or discontinue normal operations with the intention to liquidate, dissolve, sell, lease, transfer or otherwise dispose of any substantial part of its assets. Lender acknowledges that the Borrower anticipates a merger with other entities that may occur during the term hereof, however, according to the terms thereof, Varilease Corporation will be a wholly owned subsidiary and will continue to operate in the same or like manner as prior to said merger.

         6.3 Without the prior written consent of Lender, permit the removal, other than in the ordinary course of business, of any Books and Records or Leased Property from the place of business where presently located.

         6.4 Without providing to Lender thirty (30) days prior written notice, change its name or any trade style it uses, or adopt any new name or trade style.


SECTION 7.        Events of Default

                  The occurrence of any one or more of the following events with respect to Borrower shall constitute an event of default ("Event of Default") hereunder:

         7.1 Termination of existence, business failure or the making of an assignment for the benefit of creditors;

         7.2 Non-payment of any sum or sums due to Lender or others hereunder or otherwise when due or non-performance of any contractual obligation to Lender including without limitation a breach of a Lease by the Lessee or Borrower that results in a Lease becoming a Defaulted Lease;

         7.3    Institution    of    Bankruptcy,    arrangement,    composition,
reorganization, liquidation or receivership proceedings, voluntary or involuntary, or the appointment of a receiver, trustee, conservator, sequestrator or other judicial representative, similar or dissimilar;

         7.4 Any financial statements of Borrower, warranties or representations herein, or in any other document or certificate heretofore or hereafter made by Borrower are false, misleading, incomplete or incorrect in any material manner;

         7.5 If Borrower has engaged in any activity which may reasonably result in the forfeiture of any Collateral to any governmental entity, federal, state or local; then, in any such event which is not cured within seven (7) days of the earlier of receipt of notice from Lender of the Event of Default or Borrower obtaining knowledge of the Event of Default, Lender, at its option may declare the unpaid principal balance, accrued interest, and all other sums due to Lender hereunder or otherwise immediately due and payable (except with respect to an Event of Default arising under paragraph 7.1 or 7.3 above, in which case all of Borrower's obligations and liabilities to Lender shall be automatically deemed to be immediately due and payable).

SECTION 8.        Remedies on Default

         8.1 (a) Upon the occurrence of an Event of Default hereunder, Borrower grants to Lender in addition to any rights, powers or remedies Lender may have under any applicable law, all of which shall be cumulative, the right, subject always to the rights of Lessees under the Leases, to do any or all of the following (which list is given by way of example and is not intended to be an exhaustive list of all rights and remedies):

                           (i)  By its  own  means,  with  or  without  judicial
assistance, enter any of Borrower's premises or other locations where Collateral is kept, and take possession of the Collateral, or render it unusable, or dispose of the Collateral on such premises without any liability for rent, storage, utilities or other sums, and Borrower shall not resist or interfere with such action; and

                           (ii)  Lender  shall  have all  rights,  remedies  and
powers of Borrower under the Leases as lessor, including without limitation, the right to collect and receive all rental, insurance proceeds and other payments, payable pursuant to the Leases; amend or terminate any Lease; and take such action upon default under any Lease, as any lessor may do, in Lender's or Borrower's name, including without limitation repossession of any Leased Property and commencement of suit, and to exercise any rights and remedies as lessor under the Lease(s).

                           (b) Anything herein to the contrary  notwithstanding,
the execution of this Agreement and the exercise by Lender of any of its rights hereunder shall not (i) release Borrower from any of its duties or obligations under the Leases, and (ii) shall not obligate Lender (x) to perform any of Borrower's obligations or duties under the Leases, or (y) to take any action to collect or enforce any claim for payment.

                           (c) Borrower  hereby agrees that a notice received by
it at least ten (10) days before the time of any intended public sale or at the time after which any private sale or other disposition of the Collateral is to be made, shall be deemed to be commercially reasonable notice of such sale or other disposition. If permitted by law, any Collateral which threatens to speedily decline in value or which is sold on a recognized market may be sold immediately by Lender without prior notice to Borrower.

         8.2 Lender shall have the right to proceed against all or any portion of the Collateral in any order and may apply such Collateral to the Liabilities of Borrower to Lender in any order. All rights and remedies granted Lender hereunder and under any agreement referred to herein, or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and Lender may proceed with any number of remedies at the same time until all existing and future Liabilities of Borrower to Lender, are satisfied in full. The exercise of any one right or remedy shall not be deemed a waiver or release of any other right or remedy, and upon the occurrence of an Event of Default, Lender may proceed against Borrower and/or the Collateral, at any time, under any agreement, with any available remedy and in any order.

         8.3 Notwithstanding anything to the contrary contained in this Section 8 or Section 7 above, the occurrence of an Event of Default due solely to the non-payment of sums owed to Lender resulting from a Lease becoming a Defaulted Lease shall constitute an Event of Default hereunder only with respect to the Loan and Lender's recourse to Borrower with respect to amounts due under such Loan shall be limited to the Collateral.

SECTION 9.        Termination

         9.1 Lender shall have the right to retain, until final payment in full of all Liabilities of the Borrower all of the Collateral and all of its rights with respect thereto; provided, however, that so long as no Event of Default has occurred, Lender shall release its lien on Collateral at the time the Loan is repaid in full. All terms, conditions and provisions of this Agreement shall remain in full force and effect until such time as all sums owed Lender hereunder are paid in full.

SECTION 10.       Waivers

         Borrower waives presentment, demand, protest, notice of default, non-payment, partial payments and all other notices and formalities relating to this Agreement other than notices specifically required hereunder. Borrower consents to and waives notice of the granting of indulgences or extensions of time or payment, the taking or releasing of security, the addition or release of persons primarily or secondarily liable on or with respect to the Liabilities. No delay by the Lender in exercising any right, power or remedy hereunder and no indulgence given to Borrower in case of any default shall impair any such right or power or be construed as a waiver of any default by Lender or any acquiescence therein or as a violation or waiver of any of the terms or provisions of this Agreement.

SECTION 11.       Notices

         All notices and other communications hereunder shall be in writing or confirmed in writing, and they shall be deemed to have been duly delivered or given, if hand delivered, if telecopied, if sent by nationally recognized overnight courier, or if mailed via certified mail, return receipt requested when delivered, as follows:


                  (a)      If to Borrower:
                           Varilease Corporation
                           28525 Orchard Lake Road
                           Farmington Hills, MI  48334

                           Attention: Gary F. Miller, Senior Vice President Telecopy:(248) 488-0162

                  (b)      If to Lender:
                           Interpool, Inc.
                           211 College Road East
                           Princeton, NJ 08540

                           Attention:Raoul J. Witteveen, President
                           Telecopy: (609)951-0362

                                              and

                           Interpool, Inc.
                           211 College Road East
                           Princeton, NJ 08540

                           Attention:  Richard W. Gross, Senior Vice
                                              President
                           Telecopy:  (609)951-0362

                                            and

                           MicroTech Leasing Corporation
                           211 College Road East
                           Princeton, NJ  08540

                           Attention:  Allen M. Olinger, President
                           Telecopy:  (609) 987-1011

SECTION 12.       Miscellaneous

         12.1 Borrower agrees that Lender may sell or assign this Loan or grant participation(s) in this Loan and may without liability furnish information with respect to this Loan to any prospective purchaser, assignee or participant(s).

         12.2 Borrower hereby irrevocably appoints Lender as Borrower's attorney in fact with full authority in the place and stead of Borrower and in the name of Borrower, Lender or otherwise in Lender's discretion, to take any action and to execute any instrument, agreement or document which Lender may reasonably deem necessary or advisable to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, Lender may:

                           (a) obtain  and adjust  insurance  that  Borrower  or
Lessee is required to maintain;

                           (b) ask, demand, collect, sue for, recover, compound,
receive or give acquittance and receipts for money due and to become due under or in respect of any of the Collateral;

                           (c) receive,  endorse and collect any drafts or other
instruments, documents or chattel paper, in connection with (a) or (b) above;

                           (d) after the occurrence of an Event of Default, file
any claim or take any action or institute any proceedings which Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender with respect to any of the Collateral; and

                           (e) after the occurrence of an Event of Default, with
respect to a Defaulted Lease, execute in Borrower's name, a bill of sale relating to any Collateral, transferring title to such Collateral to a third party purchaser.

         12.3 If Borrower fails to perform any agreement contained herein, Lender may (but is not obligated to) perform or cause performance of, such agreement, at Borrower's expense payable on demand.

         12.4 (a) Borrower shall pay, on demand, all of Lender's costs and expenses (including but not limited to all legal fees and costs) (i) in connection with the negotiation or preparation of any extensions, modifications, amendments, waivers or consents to this Agreement, any note, or any other instrument, agreement or document in connection herewith (but not including the Lease(s) or corresponding equipment schedules and agreements), and (ii) in connection with the enforcement of any right, remedy or power pursuant to this Agreement, any note or any other instrument, agreement, or document in connection herewith as such rights pertain to the Liabilities. In no event shall Borrower be personally liable for any of said costs or fees relating to a default by the Lessee under the Lease which does not also constitute or result in a breach of any representation, warranty or covenant made by Borrower to or in favor of Lender; and

                           (b) Borrower  shall  indemnify,  defend (with counsel
satisfactory to Lender) and hold harmless Lender against and in respect of (i) any loss, damage or deficiency related to any breach of warranty or representation or non-fulfillment of any agreement by Borrower under this Agreement or any related instrument, agreement, document, schedule, exhibit or other legal obligations in connection herewith, and (ii) all actions, suits, proceedings, demands, assessments, judgments, costs, legal fees and expenses incident to any of the foregoing. Any amount reasonably required to be paid pursuant to the foregoing shall be paid by Borrower to Lender on demand and may at Lender's option be deducted from or set off against any existing or future debt, liability or obligation of Lender to Borrower relating to this transaction. In no event shall Borrower be personally liable for any of said costs or fees relating to a default by the Lessee under the Lease which does not also constitute or result in a breach of any representation, warranty or covenant made by Borrower to or in favor of Lender.


         12.5 This Agreement and all rights hereunder shall be governed by the substantive law of the State of New Jersey. This Agreement shall bind Lender and Borrower and shall inure to the benefit of Lender and the terms "Lender" and "Borrower" as used in this Agreement shall include the respective parties and their respective successors and assigns.

         12.6 The terms of this Agreement shall be in addition to those of any other evidence of liability held by the Lender, all of which shall be construed as complementary to each other, except as herein otherwise expressly provided and such other agreements, instruments and documents not modified or superseded pursuant to the terms hereof remain in full force and effect.

         12.7 This Agreement contains the entire agreement between the parties hereto and may not be modified or changed in any way except in writing signed by all parties.

         12.8 Any express waiver by Lender of any power, right, remedy, obligation or duty shall not under any circumstances be deemed to constitute a waiver of Lender's powers, rights or remedies upon the later occurrence or reoccurrence of any event, transaction or matter. No course of dealing between Lender and Borrower shall operate as or be deemed to constitute a waiver of Lender's rights hereunder or affect the duties or obligations of Borrower.

         12.9 All powers, rights and remedies of Lender hereunder shall be cumulative and not exclusive of other powers, rights or remedies granted or available to Lender under any applicable law unless specifically stated otherwise.

         12.10 All warranties, covenants and representations, whether affirmative or negative, shall survive the making of this Agreement and the loan of monies hereunder and each shall be deemed to be continuing in force and effect and substantial and material in nature.

         12.11 Borrower irrevocably consents to the exclusive jurisdiction of the State Courts of New Jersey or the United States District Court for the District of New Jersey in any and all actions and proceedings whether arising hereunder or under any other agreement or undertaking and irrevocably agrees to service of process by certified mail, return receipt requested to the address of Borrower set forth herein.

         12.12 Borrower waives and shall not interpose any objection of forum non conveniens or to venue and waives any right to remove any proceeding commenced in a state court to a federal court.

         12.13 BORROWER AND LENDER AS INDEPENDENT COVENANTS IRREVOCABLY WAIVE JURY TRIAL AND THE RIGHT THERETO IN ANY AND ALL DISPUTES BETWEEN BORROWER AND LENDER WHETHER HEREUNDER OR UNDER ANY OTHER AGREEMENTS, NOTES, PAPERS, INSTRUMENTS OR DOCUMENTS HERETOFORE, NOW OR HEREAFTER EXECUTED.

         12.14 Headings preceding the text of the several Sections hereof are for the convenience of reference only and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

         12.15 This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

         12.16 All instruments, agreements and documents to be executed or delivered by Borrower shall be in form and substance satisfactory to Lender in its sole discretion.

         12.17    Time is of the essence.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

LENDER:                                     Interpool, Inc.


ATTEST: /s/ Kathleen Francis                BY: /s/ Richard W. Gross
        ----------------------------            ------------------------------
        Kathleen Francis
        Assistant Secretary

                                            Name: Richard W. Gross

                                            Title: Senior Vice President



BORROWER:                                   VARILEASE CORPORATION


ATTEST: /s/ Jennifer Charles-Rentz          BY: /s/ Marjorie Biglin
        --------------------------------        ----------------------------

                                            Name: Marjorie Biglin

                                            Title: Assistant Secretary

                                  SCHEDULE "A"


                                     LEASES